Registration No. 333-36865
Registration No. 811-3989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES
ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 20	/ X /
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940	/ /

Amendment No. 39	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code	414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering	Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2011 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on (DATE) pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under flexible premium variable life insurance policies.

Prospectus

May 1, 2011

Variable Executive Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Life Insurance Policy (the “Policy”). You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	International Growth Portfolio
Focused Appreciation Portfolio	Research International Core Portfolio*
Large Cap Core Stock Portfolio	International Equity Portfolio
Large Cap Blend Portfolio*	Emerging Markets Equity Portfolio*
Index 500 Stock Portfolio	Money Market Portfolio
Large Company Value Portfolio*	Short-Term Bond Portfolio*
Domestic Equity Portfolio	Select Bond Portfolio
Equity Income Portfolio	Long-Term U.S. Government Bond Portfolio*
Mid Cap Growth Stock Portfolio	Inflation Protection Portfolio*
Index 400 Stock Portfolio	High Yield Bond Portfolio
Mid Cap Value Portfolio	Multi-Sector Bond Portfolio*
Small Cap Growth Stock Portfolio	Commodities Return Strategy Portfolio*
Index 600 Stock Portfolio*	Balanced Portfolio
Small Cap Value Portfolio	Asset Allocation Portfolio

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio
VIP Contrafund® Portfolio*

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio*

Russell Investment Funds	Russell Investment Funds LifePoints® Variable Target Portfolio Series
Multi-Style Equity Fund
Aggressive Equity Fund	Moderate Strategy Fund*
Global Real Estate Securities Fund	Balanced Strategy Fund*
Non-U.S. Fund	Growth Strategy Fund*
Core Bond Fund	Equity Growth Strategy Fund*

* Please note that we do not expect these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state.

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete.

It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

PROSPECTUS

Variable Executive Life

•	Flexible Premium Variable Life Insurance Policy

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy offers a choice of three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Premiums Paid.

Under each of these options, you selected the Specified Amount when you purchased the Policy. In addition, we will increase the Death Benefit under any of the options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    The Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. You may make a withdrawal of Policy Value. You may borrow up to 90% of the Policy Value, less any existing Policy Debt at the time of the loan, using the Policy as security.

Flexibility    You selected the Death Benefit option and Specified Amount subject to our availability limits. You control the amount and timing of Premium Payments, within limits. You may change the Death Benefit option, or increase or decrease the Specified Amount subject to our approval. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one Division to another.

Payment Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these payment plan options is included elsewhere in this prospectus.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Policy Value may increase the premium required to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions; in addition, a charge is deducted from the Policy Value each month while there is Policy Debt. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you

Variable Executive Life Prospectus

surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Value and increases the risk that your Policy will lapse.

Limitations on Access to Your Values    A withdrawal of Policy Value may not reduce the loan value to less than any Policy Debt outstanding. A withdrawn amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a withdrawal, the remaining Policy Value, less any Policy Debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Policy Value will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a MEC if the cumulative premium you pay exceeds a defined limit; surrenders, withdrawals and loans under the Policy will then be taxable as ordinary income to the extent there are earnings in the Policy, and a 10% penalty may apply to these distributions. In addition, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. (See “Tax Considerations.”) Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. (See “Charges and Expenses” for a more detailed description.)

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between Divisions, make a withdrawal, change the Specified Amount or change the Death Benefit option. (See “Charges and Expenses” for a more detailed description.)

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
State Premium Tax Charge	Upon each Premium Payment	2.00% of premium[1]	3.6% of the premium (includes both “State Premium Tax Charge” and “Other Premium Expense Charge”)
Other Premium Expense Charge[2]	Upon each Premium Payment	1.00% of premium[1]
Sales Load	Upon each Premium Payment	Up to 15% of Target Premium for the first Policy Year; up to 6.8% of Target Premium for Policy Years 2-6; up to 3% of Target Premium thereafter and on all premiums in excess of Target Premium[3]	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Separate Account Divisions in a Policy Year, make withdrawals or change the Specified Amount more than once in a Policy Year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit option	Currently waived	$250
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	See “Information about the Policy—Premium Expense Charge” for more information.

Variable Executive Life Prospectus

[2]

This charge was previously referred to as the “OBRA Expense Charge”. Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes.

[3]

The Target Premium is a hypothetical annual premium, which varies based on factors including but not limited to the Specified Amount and the Issue Age and sex of the Insured. Increases and decreases in the Specified Amount will be reflected in the Target Premium.

[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]

The maximum charges are subject to a consumer price index adjustment. The maximum charge will equal the maximum charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. ”CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)

The next table describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy. (See “Charges and Expenses” for a more detailed description.)

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, on each monthly processing date	$83.88 per $1,000 of net amount at risk	Same as current amount
Minimum Charge[3]	Monthly, on each monthly processing date	$0.02 per $1,000 of net amount at risk	$0.08 per $1,000 of net amount at risk
Charge for Insured Issue Age 42, sex-neutral basis, Non-Tobacco Guaranteed Issue underwriting classification in the eleventh Policy Year (varies by Policy Year)[4]	Monthly, on each monthly processing date	$0.20 per $1,000 of net amount at risk in the eleventh Policy Year[4]	$0.47 per $1,000 of net amount at risk in the eleventh Policy Year[4]
Monthly Policy Charge—Mortality and Expense Risk Charge	Monthly, on each monthly processing date	0.60% annually (monthly rate of 0.05%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.17% (monthly rate of 0.01417%) thereafter[5]	0.90% annually (monthly rate of 0.075%) of Policy Value, less any Policy Debt
Monthly Policy Charge—Administrative Charge	Monthly, on each monthly processing date	$80 annually ($6.67 monthly)	$180 annually ($15 monthly) for the first Policy Year; $120 annually ($10 monthly) thereafter
Charge for Expenses and Taxes Associated with Any Policy Debt[6]	Monthly, on each monthly processing date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.75% annually (monthly rate of 0.0625%) of Policy Debt for the first ten Policy Years; 0.20% annually (monthly rate of 0.01667%) thereafter

When the Insured is Attained Age 100 and above:

0.00 % of Policy Debt

2% annually (monthly rate of 0.16667%) of Policy Debt

[1]

The cost of insurance rates shown in the table may not be representative of the charge that a particular Owner may pay. For information about the cost of insurance rate for your particular situation you may request a personalized illustration from your Financial Representative. The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured, the Policy Date, the Policy Year and the presence of the Cash Value Amendment if this applies.

[2]

The maximum Cost of Insurance Charge assumes that the Insured has the following characteristics: Attained Age 100 and substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

Variable Executive Life Prospectus

[3]

The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 18, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

[4]	Generally, the cost of insurance rate will increase each Policy Year. The maximum guaranteed Cost of Insurance Charge may vary by state of issue.
[5]	For Policies without the Cash Value Amendment, the charge for Policy Years eleven and later is 0.15% annually (monthly rate of 0.0125%).
[6]

The charge is applied to the Policy Debt. It is in addition to the interest charged on any Policy loan and is deducted from Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that are available for investment under the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2010. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.21%	1.57%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.21%	1.50%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2010. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.21% to a maximum of 1.50%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

The following table shows total annual operating expenses of each Portfolio available for investment under the Policy. Operating expenses are expressed as a percentage of average net assets for the year ended December 31, 2010, except as otherwise set forth in the notes to the table. The Russell Investment Funds LifePoints® Variable Target Portfolio Series are funds of funds and because of their two-tiered structure, may have fees that are higher than other funds. The Portfolio expenses used to prepare the table were provided to the Company by the Portfolios. The Company has not independently verified such information. The expenses shown are based on expenses incurred for the year ended December 31, 2010, or restated to reflect current expenses (see attached prospectuses for the Funds). Current or future expenses may be higher or lower than those shown, especially in periods of market volatility.

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Northwestern Mutual Series Fund, Inc.
Growth Stock Portfolio	0.43%	0.00%	0.02%	0.00%	0.45%	0.00%	0.45%
Focused Appreciation Portfolio(1) (2)	0.77%	0.00%	0.02%	0.00%	0.79%	(0.02%)	0.77%
Large Cap Core Stock Portfolio	0.44%	0.00%	0.02%	0.00%	0.46%	0.00%	0.46%
Large Cap Blend Portfolio(1)	0.77%	0.00%	0.07%	0.00%	0.84%	0.00%	0.84%
Index 500 Stock Portfolio	0.20%	0.00%	0.01%	0.00%	0.21%	0.00%	0.21%
Large Company Value Portfolio(1)	0.72%	0.00%	0.08%	0.00%	0.80%	0.00%	0.80%
Domestic Equity Portfolio(1)	0.56%	0.00%	0.02%	0.00%	0.58%	0.00%	0.58%
Equity Income Portfolio(1)	0.65%	0.00%	0.02%	0.00%	0.67%	0.00%	0.67%
Mid Cap Growth Stock Portfolio	0.53%	0.00%	0.01%	0.00%	0.54%	0.00%	0.54%
Index 400 Stock Portfolio	0.25%	0.00%	0.02%	0.02%	0.29%	0.00%	0.29%
Mid Cap Value Portfolio(1)(3)	0.85%	0.00%	0.07%	0.00%	0.92%	0.00%	0.92%
Small Cap Growth Stock Portfolio	0.56%	0.00%	0.04%	0.00%	0.60%	0.00%	0.60%
Index 600 Stock Portfolio(1)	0.25%	0.00%	0.18%	0.00%	0.43%	(0.07%)	0.36%
Small Cap Value Portfolio(1)(4)	0.85%	0.00%	0.02%	0.21%	1.08%	0.00%	1.08%
International Growth Portfolio(1)	0.68%	0.00%	0.13%	0.00%	0.81%	0.00%	0.81%
Research International Core Portfolio(1)	0.88%	0.00%	0.50%	0.00%	1.38%	(0.23%)	1.15%
International Equity Portfolio(5)	0.66%	0.00%	0.06%	0.00%	0.72%	(0.05%)	0.67%
Emerging Markets Equity Portfolio(1)	1.14%	0.00%	0.43%	0.00%	1.57%	(0.07%)	1.50%
Money Market Portfolio(6)	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%	0.30%

Variable Executive Life Prospectus

Portfolio	Investment Advisory Fees	12b-1 Fees	Other Expenses	Acquired Fund Fees and Expenses	Total Operating Expenses	Fee Waivers & Reimbursements	Total Net Operating Expenses
Short-Term Bond Portfolio(1)	0.35%	0.00%	0.04%	0.00%	0.39%	0.00%	0.39%
Select Bond Portfolio	0.30%	0.00%	0.00%	0.00%	0.30%	0.00%	0.30%
Long-Term U.S. Government Bond Portfolio(1)	0.56%	0.00%	0.06%	0.00%	0.62%	0.00%	0.62%
Inflation Protection Portfolio(1)	0.57%	0.00%	0.04%	0.00%	0.61%	0.00%	0.61%
High Yield Bond Portfolio	0.45%	0.00%	0.02%	0.00%	0.47%	0.00%	0.47%
Multi-Sector Bond Portfolio(1)	0.79%	0.00%	0.12%	0.00%	0.91%	0.00%	0.91%
Commodities Return Strategy Portfolio(1)(7)	0.80%	0.00%	0.16%	0.22%	1.18%	(0.20%)	0.98%
Balanced Portfolio	0.30%	0.00%	0.00%	0.03%	0.33%	0.00%	0.33%
Asset Allocation Portfolio(1)(8)	0.54%	0.00%	0.04%	0.03%	0.61%	(0.05%)	0.56%

Fidelity® Variable Insurance Products
VIP Mid Cap Portfolio	0.56%	0.25%	0.10%	0.00%	0.91%	0.00%	0.91%
VIP Contrafund® Portfolio	0.56%	0.25%	0.09%	0.00%	0.90%	0.00%	0.90%

Neuberger Berman Advisers Management Trust
Socially Responsive Portfolio(9)	0.85%	0.00%	0.23%	0.00%	1.08%	0.00%	1.08%

Russell Investment Funds
Multi-Style Equity Fund	0.73%	0.00%	0.16%	0.00%	0.89%	0.00%	0.89%
Aggressive Equity Fund(10)	0.90%	0.00%	0.21%	0.00%	1.11%	(0.06%)	1.05%
Global Real Estate Securities Fund	0.80%	0.00%	0.19%	0.00%	0.99%	0.00%	0.99%
Non-U.S. Fund(10)	0.90%	0.00%	0.23%	0.00%	1.13%	(0.06%)	1.07%
Core Bond Fund(10)	0.55%	0.00%	0.21%	0.00%	0.76%	(0.07%)	0.69%

Russell Investment Funds LifePoints® Variable Target Portfolio Series
Moderate Strategy Fund(11)	0.20%	0.00%	0.24%	0.78%	1.22%	(0.34%)	0.88%
Balanced Strategy Fund(11)	0.20%	0.00%	0.16%	0.91%	1.27%	(0.26%)	1.01%
Growth Strategy Fund(11)	0.20%	0.00%	0.19%	0.98%	1.37%	(0.29%)	1.08%
Equity Growth Strategy Fund(11)	0.20%	0.00%	0.33%	1.03%	1.56%	(0.43%)	1.13%

(1)

Northwestern Mutual Series Fund, Inc.’s investment adviser, Mason Street Advisors, LLC (“MSA”) has contractually agreed to waive the management fee and absorb certain other operating expenses of the below portfolios to the extent necessary so that Total Operating Expenses for such portfolios will not exceed the following annual rates of each portfolio’s respective average net assets. These fee waivers may be terminated at any time after April 30, 2012.

Portfolio	Expense Limitation
Focused Appreciation	0.90%
Large Cap Blend	0.85%
Large Company Value	0.80%
Domestic Equity	0.75%
Equity Income	0.75%
Mid Cap Value	1.00%
Index 600 Stock	0.35%
Small Cap Value	1.00%
International Growth	1.10%
Research International Core	1.15%
Emerging Markets Equity	1.50%
Short-Term Bond	0.45%
Long-Term U.S. Government Bond	0.65%
Inflation Protection	0.65%
Multi-Sector Bond	0.95%
Commodities Return Strategy	0.98%
Asset Allocation	0.75%

(2)

Focused Appreciation Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.75% of the portfolio’s first $100 million of assets, 0.70% on portfolio assets from $100 million to $300 million, 0.65% on portfolio assets from $300 million to $500 million and 0.60% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(3)

Mid Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $150 million of assets, 0.80% on portfolio assets from $150 million to $300 million and 0.75% on portfolio assets in excess of $300 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(4)

Small Cap Value Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.85% of the portfolio’s first $500 million of assets and 0.80% on portfolio assets in excess of $500 million. The fee waiver agreement may be terminated at any time after April 30, 2012.

(5)

International Equity Portfolio—MSA has agreed to waive a portion of its management fee such that its management fee is 0.80% of the portfolio’s first $50 million of assets, 0.60% on portfolio assets from $50 million to $1 billion, 0.58% of assets from $1 billion to $1.5 billion and 0.51% on portfolio assets in excess of $1.5 billion. The fee waiver agreement may be terminated at any time after April 30, 2012.

Variable Executive Life Prospectus

(6)

Money Market Portfolio—MSA has voluntarily agreed to waive all of its management fee on a temporary basis. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

(7)

Commodities Return Strategy Portfolio—MSA has agreed to waive its management fee in an amount equal to the management fee paid to it by the Portfolio’s wholly owned Cayman Islands subsidiary fund. The fee waiver agreement will remain in effect for as long as the Portfolio remains invested in the subsidiary fund.

(8)

Asset Allocation Portfolio—MSA has contractually agreed to waive a portion of its management fee such that its management fee is 0.55% on the portfolio’s first $100 million of assets, 0.45% on portfolio assets from $100 million to $250 million and 0.35% on portfolio assets in excess of $250 million.

(9)

Neuberger Berman Management LLC (“NBM”), the portfolio’s adviser, has contractually undertaken to limit the portfolio’s expenses through December 31, 2013 by waiving fees and/or reimbursing certain expenses of the portfolio so that its total operating expenses (including the compensation of NBM and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs), in the aggregate, are limited to 1.30% per annum of the portfolio’s average daily net asset value. These fee waivers and/or expense reimbursement are subject to recoupment by NBM within three years.

(10)

Russell Investment Management Company (“RIMCo”) has contractually agreed, until April 30, 2012, to waive 0.06% of its advisory fee on the Aggressive Equity Fund and Non-U.S. Fund and 0.07% of its advisory fee on the Core Bond Fund. These waivers may not be terminated during the relevant period except with Board approval.

(11)

For each of the Russell Investment Funds LifePoints® Variable Target Portfolio Series funds individually, RIMCo has contractually agreed, until April 30, 2012, to waive up to the full amount of its 0.20% advisory fee and then to reimburse each fund for other direct fund-level expenses to the extent that direct fund-level expenses exceed 0.10% of the average daily net assets of the fund on an annual basis. Direct fund-level expenses do not include extraordinary expenses or the expenses of other investment companies in which the funds invest, including the underlying funds, which are borne indirectly by the funds. These waivers and reimbursements may not be terminated during the relevant period except with Board approval.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual exceeded $179 billion as of December 31, 2010. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other

Variable Executive Life Prospectus

variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•

operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•

transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support payment options;

•

transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•

make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; and the Russell Investment Funds. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Variable Executive Life Prospectus

Northwestern Mutual Series Fund, Inc.

The principal investment adviser for the Portfolios of the Northwestern Mutual Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Fund. MSA employs a staff of investment professionals to manage the assets of the Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees Templeton Investment Counsel, LLC, Capital Guardian Trust Company, T. Rowe Price Associates, Inc., American Century Investment Management, Inc., Janus Capital Management LLC, Massachusetts Financial Services Company, Pacific Investment Management Company LLC and Credit Suisse Asset Management, LLC under investment sub-advisory agreements to provide day-to-day management of the Portfolios as indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for Northwestern Mutual Series Fund, Inc. for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	N/A
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	N/A
Large Cap Blend Portfolio(1)	Long-term growth of capital and income	Capital Guardian Trust Company
Index 500 Stock Portfolio	Investment results that approximate the performance of the S&P 500® Index	N/A
Large Company Value Portfolio(1)	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Capital Guardian Trust Company
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	N/A
Index 600 Stock Portfolio(1)	Investment results that approximate the performance of the S&P SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio(1)	Capital appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(2)	N/A
Short-Term Bond Portfolio(1)	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio(1)	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC

Variable Executive Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Inflation Protection Portfolio(1)	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(3)	N/A
Multi-Sector Bond Portfolio(1)	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Commodities Return Strategy Portfolio(1)	Total return	Credit Suisse Asset Management, LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)

We do not expect these Portfolios to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

(2)

Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.

(3)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR).

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc. and Fidelity Research & Analysis Company
VIP Contrafund® Portfolio*	Long-term capital appreciation	FMR Co., Inc. and Fidelity Research & Analysis Company

*

We do not expect the VIP Contrafund® Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio*	Long-term growth of capital	N/A

*	We do not expect the Socially Responsive Portfolio to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state. Check with your Financial Representative for availability.

Variable Executive Life Prospectus

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund*	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund*	Above-average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund*	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund*	High long-term capital appreciation

*

We do not expect any of the LifePoints® Variable Target Portfolio Series to be available as an investment option under the Policy until July 1, 2011 or thereafter, depending on approval in your state . Check with your Financial Representative for availability.

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Northwestern Mutual Series Fund, Inc. and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations that may apply to your Policy.

Availability Limitations

We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offered the Policy for use with corporate-sponsored plans where the first year premium for the plan was at least $25,000. In addition, we offered this Policy where no corporate sponsor

Variable Executive Life Prospectus

was involved and the first year premium for each Policy was at least $25,000. We permitted exceptions in some cases approved by our Home Office. The Specified Amount must be at least $50,000.

Premiums

The Policy permits you to pay premiums at any time before the Policy Anniversary that is nearest the Insured’s 95th birthday and in any amounts within the limits described in this section.

We used the Specified Amount you selected when you purchased the Policy to determine the minimum initial premium required to put the Policy in force. The minimum initial premium varies with factors including but not limited to the issue age, sex, and underwriting classification of the Insured.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the Insured’s lifetime so long as the Policy Value, less the amount of any Policy Debt, is sufficient to pay the monthly cost of insurance charge and other current charges. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insured meets our insurability requirements and we receive the premium prior to the Policy anniversary nearest the Insured’s 75th birthday. We will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a MEC. (See “Tax Considerations.”)

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). We do not accept third-party checks at the Home Office as part of the initial Premium Payment. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account.”)

We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for daily investment results and interest on Policy Debt, and reduced by the current monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

Death Benefit

Death Benefit Options    The Policy provides for three Death Benefit options:

•	Specified Amount (Option A)
•	Specified Amount Plus Policy Value (Option B), (see “Policy

Value” above)

•	Specified Amount Plus Premiums Paid (Option C)

The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. You selected the Specified Amount when you purchased the Policy and, subject to our approval, you may make changes upon written request.

Under any of the Death Benefit options, the Death Benefit will be equal to the Policy Value at all times on and after the Policy Anniversary nearest the 100th birthday of the Insured. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit.

The Death Benefit will be paid on the death of the Insured while the Policy is in force. The amount payable will be reduced by the amount of any Policy Debt and any Monthly Policy Charges due and unpaid if the death occurs during a grace period. (See “Termination and Reinstatement.”) Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

Your beneficiary may receive the Death Benefit as a cash settlement either by electing to receive a lump sum check or by electing the Northwestern Access Fund (an interest-bearing account), if the cash settlement amount meets our criteria. If no affirmative election is made, the beneficiary will receive the Death Benefit as a lump sum check. If a Northwestern Access Fund account is elected, payment of the full Death Benefit is accomplished by the opening of the Northwestern

Variable Executive Life Prospectus

Access Fund account in the name of the beneficiary. Northwestern Access Fund account information, along with a book of drafts (which function much like checks from a checking account at a bank), will be sent to the beneficiary, and the beneficiary will have access to funds in the account simply by writing a draft for all or part of the amount of the Death Benefit (or other available balance), and depositing or using the draft as desired. When the draft is paid through the bank that administers the account for Northwestern Mutual, the bank will receive the amount the beneficiary requests as a transfer from the Company’s General Account. The Northwestern Access Fund is part of the Company’s General Account. Any interest paid within a Northwestern Access Fund may be taxable, so please consult your tax advisor. The Northwestern Access Fund is not a bank account, and it is not insured by the FDIC or any other government agency. As part of our General Account, the Northwestern Access Fund is backed by the financial strength of the Company, although it is subject to the claims of our creditors. In addition, funds held in the Northwestern Access Fund are guaranteed by State Insurance Guarantee Associations. The Company may make a profit on all amounts held in the Northwestern Access Fund. We may discontinue the Northwestern Mutual Access Fund at any time, with or without notice.

If a payment plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under a payment plan selected by your beneficiary after the death of the Insured. Available payment plans include an interest income plan, installment income plans, and life income plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). The choice of payment plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the payment plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. A payment plan that is elected by the Owner will take effect on the date of death of the Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the payment plan will take effect on the date of receipt of the notice of election. If no payment plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of Death Benefit to the Policy Value. The minimum multiple decreases as the age of the Insured advances. You made the choice of testing methods when you purchased a Policy and it may not be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value Corridor Test Multiples

Attained Age	Policy Value %
40 or under	250
41	243
42	236
43	229
44	222
45	215
46	209
47	203
48	197
49	191
50	185
51	178
52	171
53	164
54	157
55	150
56	146
57	142
58	138
59	134
60	130
61	128
62	126
63	124
64	122
65	120
66	119
67	118
68	117
69	116
70	115
71	113
72	111
73	109
74	107
75-90	105
91	104
92	103
93	102
94	101
95 or over	100

For the Cash Value Accumulation Test the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured and the Policy’s underwriting classification, and using a 4% interest rate.

Variable Executive Life Prospectus

The Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower cost of insurance charge. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy Year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy Years.

Death Benefit Changes    You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than what we would issue on that date for similar policies.

If the written request is received at our Home Office on a monthly processing date, a change in the Death Benefit option or an increase or decrease in the Specified Amount, will be effective on that date. If the written request is not received on a monthly processing date, it will be effective on the next monthly processing date.

Administrative charges of up to $250 for a change in the Death Benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy Year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the Death Benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations.”) The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges Against the Policy Value.”)

Allocations to the Separate Account

Net Premiums are placed in the Separate Account on the date we receive them at our Home Office, provided the Net Premiums are received in good order prior to the close of trading (typically, 4:00 pm Eastern Time) on the New York Stock Exchange (“NYSE”) for that day. “Good order” means that your request meets all the requirements necessary for us to process it, including, but not limited to, its insurability, underwriting, and MEC-limit (or life insurance qualification) requirements. We will process these premiums based upon the value of the units in the Divisions as of the close of trading on the NYSE. If we receive the premiums on or after the close of trading, we will process the premiums using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Net Premiums are premiums less Premium Expense Charges. (See “Premium Expense Charges.”) Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent written requests. You may change the allocation for future Net Premiums at any time by written request and the change will be effective for premiums we place in the Separate Account thereafter.

Transfer Between Divisions    Subject to the short-term and excessive trading limitations described below, you may change your allocation between Divisions and transfer accumulated amounts from one Division to another so long as you are invested in no more than 30 Divisions at a time. In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. See “Owner Inquiries” for more information on how you may change your allocation among Divisions. Your Financial Representative may provide us with instructions on your behalf involving the allocation and transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

We will make the transfer based upon the net valuation of units in the affected Division after our receipt of your request for transfer at our Home Office, provided it is in good order. “Good order” means that your request meets all the requirements necessary for us to process it. You may request the transfer in writing (including via facsimile or, under limited circumstances, by e-mail) at our Home Office or, if eligible, via our website (www.northwesternmutual.com). The submission of transfer instructions through our website (“Electronic Instructions”) must be made in accordance with our current procedures for Electronic Instructions. However, we are not required to accept Electronic Instructions, and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s or your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home Office. Transfer requests made via email are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept transfer instructions by telephone.

If we receive your request in good order for transfer before the close of trading on the NYSE (typically, 4:00 pm Eastern Time), your request will receive same-day pricing. If we receive your request for transfer on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Although no fee is presently charged, we reserve the right where allowed by state law to charge a fee that will cover the administrative costs of transfers. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses.

Variable Executive Life Prospectus

Short-Term and Excessive Trading     Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after the third such round trip transfer until the next Policy Anniversary date, and will be sent a letter informing him or her of the restriction. Thereafter, the same investor will be similarly restricted after the second such round trip transfer. An Owner who is identified as having made one or more round trip transfers within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be sent a warning letter after the first such round trip transfer and will be restricted from making additional transfers until the next Policy Anniversary date after the second such round trip transfer. Thereafter, the same investor will be similarly restricted after the first such round trip transfer. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, to initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in good order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is

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potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. Currently, we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover these taxes. Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00 % against each Premium Payment to compensate us for corporate taxes. We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The state premium tax charge and the other premium expense charge may each vary in amount.

We generally deduct a sales load from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. Except as described below, the charge is 15% of premiums up to the Target Premium paid during the first Policy Year, 6.8% of premiums up to the Target Premium paid during each of Policy Years 2-6, and 3% of all other premiums. The amount we deduct for costs in a Policy Year is not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

In certain cases involving a group of Policies purchased by an employer, where large amounts of aggregate first year premium were anticipated, we may have waived the sales load for those Policies in the group representing anticipated first year premiums in excess of an aggregate amount we determined.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each monthly processing date. The Monthly Policy Charge includes the Cost of Insurance Charge, the Mortality and Expense Risk Charge, and the Monthly Administrative Charge. These three components of the Monthly Policy Charge are described in the following three paragraphs.

As part of the Monthly Policy Charge, we deduct a Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured, Policy Date, Policy Year and presence of the Cash Value Amendment (if applicable). (See “Cash Value.”) The maximum cost of insurance rates are included in the Policy. We may realize gain from this charge to the extent the charge exceeds our costs attributable to the charge, in which case the gain may be used for any Company purpose.

The second part of the Monthly Policy Charge is the Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.90% (0.07500% monthly rate) of the Policy Value, less any Policy Debt. Currently the charge is equal to an annual rate of 0.60% (0.05000% monthly rate) of Policy Value, less any Policy Debt, for the first ten Policy Years and 0.17% (0.01417% monthly rate) thereafter for Policies with the Cash Value Amendment, or 0.15% (0.01250% monthly rate) thereafter for Policies without the Cash Value Amendment. (See “Cash Value.”) The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

The third part of the Monthly Policy Charge is the Monthly Administrative Charge of not more than $15 monthly for the first Policy Year and $10 monthly thereafter. Currently this charge is $6.67 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

In addition to the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the Insured is Attained Age 99 and below is at the current annual rate of 0.75% (0.06250% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.20% (0.01667% monthly rate) thereafter. The aggregate charge when the Insured is Attained Age 100 and above is at

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the current annual rate of 0.00% annually of the Policy Debt.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy Year, $25 per withdrawal and $25 per transfer of assets among the Divisions if more than twelve transfers take place in a Policy Year. The fee for a change in the Death Benefit option is $250. Currently we are waiving all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from the Policy Value among the Divisions in proportion to the amounts invested in the Divisions. For policies with the Monthly Charges From One Division Amendment, the Owner may elect in writing to have Cost of Insurance Charges, Mortality and Expense Risk Charges, Monthly Administrative Charges, and charges for expenses and taxes associated with the Policy Debt, if any, deducted from one Division. We reserve the right to determine which Divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

Policies Issued Prior to November 8, 1999    For Policies issued prior to November 8, 1999, and for Policies issued after that date in states where the Policy form providing for deductions for sales costs as described above had not been approved at the time of policy issuance, the deduction from premiums for sales costs is 15% of premiums paid during the first Policy Year up to the Target Premium and 3% of all other premiums.

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value reduced by any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 pm Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

The Company currently permits surrender proceeds to be paid under a payment plan requested by an Owner at the time of surrender. Available payment plans include an interest income plan, installment income plans, and life income plans.

Policies with the Cash Value Amendment    The Cash Value of the Policy is increased in the first, second, and third Policy Years assuming the Policy is not in a grace period on the date on which you surrender the Policy. The increase in Cash Value in the first three Policy years is (c) multiplied by the sum of (a) plus (b), where: (a) is the cumulative sales load deducted from premiums paid to date, (b) is 4% of the sum of premiums paid to date, and (c) is an adjustment factor equal to 100.00% in the first Policy Year, 66.67% in the second Policy Year, and 33.33% in the third Policy Year. This increase in Cash Value is not available for Policies (1) for individuals where no corporate sponsor is involved; (2) for corporate-sponsored plans issued prior to January 15, 2003; or (3) for corporate-sponsored plans with fewer than five Policies (although we may allow in certain circumstances plans with less than five Policies to purchase this amendment).

Policies with the Return of Sales Load Amendment    The Cash Value of the Policy is increased in the first, second, and third Policy Years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy Year the Cash Value is increased by the amount of sales loads previously deducted from premiums, during the second Policy Year the Cash Value is increased by 66.67% of the previous sales load deductions and during the third Policy Year the Cash Value is increased by 33.33% of the previous sales load deductions. This increase in Cash Value is available only for policies issued November 8, 1999 or later in approved states, but before approval of the Cash Value Amendment described above, to corporate-sponsored plans where at least five policies will be issued, each on a life of a different eligible Insured person. This increase in Cash Value is not available in New Jersey.

Policies Issued Prior to November 8, 1999    For policies issued prior to November 8, 1999, and for Policies issued after that date in states where the Policy form having Cash Values as described above had not been approved, the Cash Value of the Policy is increased in the first and second Policy Years assuming the Policy is not in a grace period on the date on which you surrender the Policy. During the first Policy Year, the Cash Value is increased by the amount of sales load deducted from premiums, and during the second Policy Year the Cash Value is increased by 50% of previous sales load deductions. This increase in Cash Value is not available in New Jersey.

Policy Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

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You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. There is a charge for the expenses and taxes associated with Policy Debt. (See “Charges and Expenses—Charges Against the Policy Value.”)

Written requests will be processed based on the date and time they are received in the Home Office, provided the request is received in good order. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of 5%. Interest is due and payable on each Policy Anniversary. We add unpaid interest to the amount of the loan at an annual effective, fixed rate of interest of 5%. If, on any monthly processing date, the amount of the loan plus the monthly charges for the cost of insurance and other expenses exceeds the Policy Value, the Policy will enter the grace period. (See “Termination and Reinstatement.”) We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit them on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate. A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and will transfer those amounts from our General Account to the Divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Loan repayments are not subject to transaction fees. A Policy loan or unpaid interest may have important tax consequences. (See “Tax Considerations.”)

Withdrawals of Policy Value

You may make a withdrawal of Policy Value. A withdrawal may not reduce the loan value to less than any Policy Debt outstanding. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. A withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a withdrawal, the remaining Policy Value, less any Policy Debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy Year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

A withdrawal of Policy Value decreases the Death Benefit and may also decrease the Specified Amount. The amount of the decrease depends on the Death Benefit option and the amount of any prior increases in Death Benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations, the Death Benefit may decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Policy Value from the Divisions in proportion to the amounts in the Divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Policy Value may have important tax consequences. (See “Tax Considerations.”)

Termination and Reinstatement

If the Policy Value, less any Policy Debt outstanding, is less than the monthly charges for the cost of insurance and other expenses on any monthly processing date, we allow a grace period of 61 days for a Premium Payment to keep the Policy in force. The grace period begins on the date that we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires.

After a Policy has terminated, you may reinstate it within one year (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the grace period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office on a monthly processing date, the effective date of the reinstated Policy will be that date. If the Application is not received on a monthly processing date, the reinstated Policy will be effective on the

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next monthly processing date. Any Policy Debt that was outstanding when the Policy terminated will be reinstated.

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. The Policy Value when a Policy is reinstated is equal to the premium paid (plus applicable interest credited by the Company, if any), less Premium Expense Charges, less the sum of all monthly charges for the cost of insurance and other expenses that were due and unpaid before the end of the grace period, less the monthly charges due on the effective date of the reinstatement. Any Policy Debt on the date of termination will also be reinstated and added to the Policy Value. We will allocate the Policy Value less Policy Debt among the Divisions based on the allocations for premiums currently in effect.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments after Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of withdrawal proceeds, satisfactory evidence of insurability, and any Premium Payments due. If we receive your request before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the effective date of the reinvestment will be that date. If the request was not received before the close of trading on the NYSE, the reinvestment will be effective on the next regular trading session of the NYSE. Proceeds will be allocated to the Divisions from which the withdrawal is made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in good order at our Home Office, including, among other things, the return of surrender proceeds, satisfactory evidence of insurability, and any Premium Payments due. If we receive your request on a monthly processing date before the close of trading on the NYSE (typically, 4:00 p.m. Eastern Time), the effective date of the reinvestment will be that date. If the request was not received on a monthly processing date or was received after the close of trading on the NYSE on a monthly processing date, the reinvestment will be effective on the next monthly processing date. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit and Policy Value as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

You may exchange a Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) if, at any time, a Fund changes its investment adviser or if there is a material change in the investment policies of a Portfolio. You will be given notice of any such change and will have 60 days to make the exchange. We may require evidence of insurability and there may be a cost associated with the exchange. The Fixed Benefit Policy is on the life of the same Insured. The exchange may be subject to an equitable cash adjustment, which recognizes the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange is effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law

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(including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to assure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. We must receive written proof of the transfer at our Home Office. “You” in this prospectus means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of the Insured for two years from the date of issuance of the increase.

Suicide    If the Insured dies by suicide within one year from the Date of Issue, the Policy will terminate and the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Death Benefit and Policy Value will be modified by recalculating the charges for cost of insurance and other expenses based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, withdrawal, Death Benefit or loan proceeds or payment plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend”. The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will credit annual dividends, if any, in cash or you may use them to increase Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s). We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

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Substitution of Fund Shares and Other Changes

If, in our judgment, a Portfolio or Fund becomes unsuitable for continued use with the Policies because of a change in investment objectives or restrictions, shares of another Portfolio or Fund or another mutual fund may be substituted. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws.

In the event we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions to carry out what we have done.

Reports and Financial Statements

At least once each Policy Year you will receive a statement showing the Death Benefit, Cash Value, Policy Value and any Policy loan, including loan interest. We will also send you a confirmation statement when you transfer among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. These statements will show your apportioned amounts among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-866-464-3800.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Policy Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-464-3800.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Owner Inquiries

With your ID and password, you can visit our website (www.northwesternmutual.com) to access performance information, forms for routine service, and daily Policy and unit values for Policies you own with your User ID and password. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website (www.northwesternmutual.com). If you have questions about making a surrender, please call your Financial Representative or the Advanced Business Services Center at 1-866-464-3800 between 7:30 a.m. and 5:00 p.m. Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not assure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing

Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Policy Value allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for

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portfolio rebalancing. You may have elected portfolio rebalancing in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the portfolio rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate any asset allocation models at any time without affecting your current allocation.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request. The illustrations show how the Death Benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured person and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Polices will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the

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investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance.”)

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash, used to purchase additional insurance or used to pay premiums, are generally taxable as withdrawals with a resulting reduction in basis. However, when the dividend is applied to increase Cash Value or to pay premiums, the reduction in the basis of the Policy is offset by a corresponding increase in basis. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze”. The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy or an annuity contract covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured). The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer. You should seek qualified tax advice if you plan a transfer of ownership.

For taxable years beginning in 2013, part or all of the taxable benefits from and sales of the Policies may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). Although the term “net investment income” does not specifically refer to life insurance, there is a possibility that it could be construed to include transfers of and/or distributions from life insurance, to the extent they are taxable.

Modified Endowment Contracts (MEC)    A Policy may be classified as a MEC if the cumulative premiums paid at any time during the first seven Policy Years exceed a defined “seven-pay” limit. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are withdrawn from the Policy with interest within 60 days after the end of the Policy Year in which they are paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking

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into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured, if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1/2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

During 2010, the estate tax and generation skipping transfer tax was repealed and the gift tax was subject to a $1 million exemption amount and a 35% maximum rate. The basis step-up for inherited assets was also replaced with a modified carryover basis. In December of 2010, Congress reinstated the estate tax, generation skipping transfer tax and the basis step-up rules for years 2010 to 2012, subject to an increased exemption limit of $5 million (single)/$10 million (married) (with inflation indexing in 2012) and a maximum rate of 35% (except the GSTT rate remains zero for 2010). Congress also extended the higher exemption limits to the gift tax for those years. Finally, any unused exemption limit may be carried over to the surviving spouse. Estates of decedents who died in 2010 can elect to apply the estate tax rules in effect in 2010 without regard to the reinstatement. Unless Congress again intervenes, the reinstatement will sunset in 2013 and the law will revert to the rules in effect in 2001($1 million exemption and 55% maximum tax rate).

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key

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person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring employees, directors, officers and 20% owners (as well as joint policies insuring 20% owners and their spouses).

The IRS ruled privately in 2009 that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee.

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IRS Notice 2005-25 provides safe harbor formulas for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion of the estimated dividends for the Policy Year or the cash value without reduction for any surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans). These rules do not apply to split dollar arrangements entered into on or before September 17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction”.

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 15% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 5.75% of Premium Payments up to Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-6; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.20% of Policy Value less any Policy Debt is paid at the end of Policy Years 6 and later. We may pay new registered representatives differently during a training period. The entire amount of the sales commissions is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

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Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on an Insured’s life.

TARGET PREMIUM

An amount based on the Specified Amount and the Issue Age and sex of the Insured, used to compute the sales load and commissions.

Variable Executive Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference in this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Executive Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Policy Value and cash surrender value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Business Services Center at 1-866-464-3800.

Investment Company Act File No. 811-3989

Variable Executive Life Prospectus

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2011

VARIABLE EXECUTIVE LIFE

A Flexible Premium Variable Life Insurance Policy (the “Policy”)

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

We no longer issue the Policy described in this Statement of Additional Information. The Policies we currently offer are described in separate Prospectuses and Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with, the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-464-3800.

The (i) statement of assets and liabilities as of the end of the most recent fiscal year, (ii) the statement of operations for the most recent fiscal year, and (iii) the changes in net assets for the two most recent fiscal years from the audited financial statements of the Northwestern Mutual Variable Life Account (“the Account”), and the related notes to the financial statements and the report of the independent registered public accounting firm thereon from the Account’s Annual Report to Policy Owners for the year ended December 31, 2010, are incorporated by reference into this SAI. See “Financial Statements of the Account.” No other information is incorporated by reference.

B-1

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2010	$22,325,029
2009	$27,055,697
2008	$43,654,229

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners for the fiscal year ended December 31, 2010, that are incorporated by reference in this Statement of Additional Information, and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP, for the fiscal year ended on the same date that have been included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

FINANCIAL STATEMENTS OF THE ACCOUNT

The financial statements of the Account, related notes and the related report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, contained in the Annual Report to Policy Owners as of December 31, 2010, and for the year then ended are hereby incorporated by reference to Form N-30B-2 for the Account, File No. 811-3989, filed on March 11, 2011. Copies of the Account’s Annual Report may be obtained, without charge, by writing to The Northwestern Mutual Life Insurance Company, 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling 1-866-464-3800.

B-2

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Policy.

CONSOLIDATED FINANCIAL STATEMENTS OF NORTHWESTERN MUTUAL

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Financial Position

(in millions)

	December 31,
	2010	2009

Assets:
Bonds	$96,829	$91,004
Mortgage loans	21,291	21,024
Policy loans	14,472	13,717
Common and preferred stocks	9,170	5,918
Real estate	1,619	1,582
Other investments	9,902	8,587
Cash and temporary investments	1,928	2,610

Total investments	155,211	144,442

Due and accrued investment income	1,732	1,632
Net deferred tax assets	1,924	2,359
Deferred premium and other assets	2,508	2,403
Separate account assets	18,663	16,344

Total assets	$180,038	$167,180

Liabilities and Surplus:
Reserves for policy benefits	$133,066	$125,025
Policyowner dividends payable	4,859	4,730
Interest maintenance reserve	811	519
Asset valuation reserve	3,250	1,843
Income taxes payable	398	288
Other liabilities	4,606	6,028
Separate account liabilities	18,663	16,344

Total liabilities	165,653	154,777

Surplus:
Surplus notes	1,750	-
Unassigned surplus	12,635	12,403

Total surplus	14,385	12,403

Total liabilities and surplus	$180,038	$167,180

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Operations

(in millions)

	For the year ended December 31,
	2010	2009	2008

Revenue:
Premiums	$14,252	$13,062	$13,551
Net investment income	8,306	7,772	7,835
Other income	551	532	537

Total revenue	23,109	21,366	21,923

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	6,876	6,807	6,071
Net additions to policy benefit reserves	7,950	7,178	8,491
Net transfers to (from) separate accounts	382	(40)	(102)

Total benefits	15,208	13,945	14,460

Commissions and operating expenses	2,320	2,189	2,070

Total benefits and expenses	17,528	16,134	16,530

Gain from operations before dividends and taxes	5,581	5,232	5,393

Policyowner dividends	4,861	4,715	4,547

Gain from operations before taxes	720	517	846
Income tax expense (benefit)	(224)	42	(304)

Net gain from operations	944	475	1,150
Net realized capital gains (losses)	(188)	(154)	(667)

Net income	$756	$321	$483

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Changes in Surplus

(in millions)

	For the year ended December 31,
	2010	2009	2008

Beginning of year balance	$12,403	$12,401	$12,106

Net income	756	321	483

Change in net unrealized capital gains (losses)	1,278	503	(3,483)

Change in net deferred tax assets	(119)	(204)	(20)

Change in nonadmitted assets and other	(276)	141	(178)

Change in asset valuation reserve	(1,407)	(820)	2,664

Change in surplus notes	1,750	-	-

Change in accounting principle	-	61	829

Net increase in surplus	1,982	2	295

End of year balance	$14,385	$12,403	$12,401

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statement of Cash Flows

(in millions)

	For the year ended December 31,
	2010	2009	2008
Cash flows from operating activities:
Premiums and other income received	$10,169	$9,264	$9,379
Investment income received	8,309	7,779	7,838
Benefit payments to policyowners and beneficiaries	(7,206)	(7,122)	(6,442)
Net transfers (to) from separate accounts	(355)	66	121
Commissions, expenses and taxes paid	(1,988)	(1,644)	(2,115)

Net cash provided by operating activities	8,929	8,343	8,781

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	37,109	41,409	42,698
Common and preferred stocks	7,301	9,057	5,527
Mortgage loans	3,190	2,058	1,811
Real estate	138	460	199
Other investments	1,453	825	1,669

	49,191	53,809	51,904

Cost of investments acquired:
Bonds	42,791	53,306	46,592
Common and preferred stocks	8,970	7,408	5,121
Mortgage loans	3,488	1,411	2,659
Real estate	247	250	118
Other investments	2,350	1,658	2,712

	57,846	64,033	57,202

Disbursement of policy loans, net of repayments	755	834	1,087

Net cash applied to investing activities	(9,410)	(11,058)	(6,385)

Cash flows from financing and miscellaneous sources:
Surplus notes issuance	1,750	-	-
Net inflows (outflows) on deposit-type contracts	56	(20)	(84)
Other cash provided (applied)	(2,007)	538	(52)

Net cash provided by (applied to) financing and miscellaneous sources	(201)	518	(136)

Net increase (decrease) in cash and temporary investments	(682)	(2,197)	2,260

Cash and temporary investments, beginning of year	2,610	4,807	2,547

Cash and temporary investments, end of year	$1,928	$2,610	$4,807

The accompanying notes are an integral part of these financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly owned subsidiary, Northwestern Long Term Care Insurance Company (together, the “Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statement of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

Certain accounting practices used by the Company vary from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the NAIC does not provide accounting guidance specific to a transaction entered into by the Company or where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances.

During 2008, the Company adopted permitted practices regarding valuation of net deferred tax assets (see Note 10) and equity method accounting for the Company’s investment in Frank Russell Company common stock (see Note 11). The Company had previously been granted a permitted practice by the OCI regarding valuation of its oil and gas investments (see Note 3).

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 15 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Policy loans earn interest at either a fixed rate established at the time the loan is requested by the policyowner or at a variable rate that is reset annually, with annual interest rates ranging from 5.00% to 8.00% for loans outstanding at December 31, 2010. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined with reference to the interest rate charged on the policy loan (“direct recognition method”). As a result, the Company considers the unpaid principal balance to approximate fair value for policy loans.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from general account claims. Policyowners bear the investment performance risk associated with variable products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in fixed rate investment options, which are supported by the assets held in the Company’s general account. Separate account assets are generally reported at fair value based primarily on quoted market prices. See Note 7 for more information about the Company’s separate accounts and Note 8 for more information about the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 for more information about the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to direct their dividends to be paid in cash, used to reduce future premiums due, used to purchase additional insurance benefits or left on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional insurance benefits are reported as premiums in the consolidated statement of operations but are not included in premiums received or benefit payments in the consolidated statement of cash flows. The Company’s annual declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus against potential declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statement of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statement of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information about the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Accrued investment income more than 90 days past due is a nonadmitted asset and reported as a direct reduction of surplus in the consolidated statement of changes in surplus. Accruals of investment income for securities that have been determined to be other-than-temporarily impaired are generally suspended. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made. Net investment income also includes dividends and distributions paid to the Company from accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, depletion related to oil and natural gas investments, interest costs associated with securities lending and interest and issuance costs related to the Company’s surplus notes. See Note 3 for more information regarding net investment income. See Note 14 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information about the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the consolidated statement of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information about the Company’s use of reinsurance.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Beneficiaries of the Company’s life insurance policies can choose any one of three options for payment of death benefits: (1) a single lump sum payment; (2) a payment plan consisting of a series of scheduled payments; or (3) deposit of the proceeds into an interest-bearing retained asset account (“Access Fund”). If the death benefit is $20,000 or greater and the beneficiary does not choose either of the first two options above, the proceeds will automatically be deposited into an Access Fund account on behalf of the beneficiary. The beneficiary receives negotiable drafts that they can use to access the balance in their account at their discretion.

Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Access Fund accounts were credited with interest at annual rates ranging from 0.02% to 3.50% during 2010 and 0.03% to 3.50% during 2009. The Company does not charge beneficiaries any fee to establish or maintain an Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

At each of December 31, 2010 and 2009, the total of Access Fund account balances held by the Company on behalf of beneficiaries was $1.2 billion and is included in reserves for policy benefits in the consolidated statement of financial position. Funds held on behalf of Access Fund account holders are maintained in a segmented portion of the Company’s general account and are invested primarily in short-term, liquid investments, which are reported as cash and temporary investments in the consolidated statement of financial position.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $30 million and $44 million at December 31, 2010 and 2009, respectively, are included in other assets in the consolidated statement of financial position and are net of accumulated depreciation of $197 million and $171 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for IT equipment and software totaled $80 million, $83 million and $79 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. The cost of furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statement of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million, $7 million and $6 million for the years ended December 31, 2010, 2009 and 2008, respectively.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be other-than-temporary. Realized capital gains and losses as reported in the consolidated statement of operations exclude

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any IMR deferrals. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary investment impairments.

Unrealized capital gains and losses primarily represent changes in the fair value of common stocks and other equity investments and changes in valuation adjustments made for bonds in or near default. Changes in the Company’s equity method share of undistributed earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also included in changes in unrealized capital gains and losses. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as nonadmitted on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain investments are excluded from assets and surplus in the consolidated statement of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Subsequent Events

The Company has evaluated events subsequent to December 31, 2010 through February 28, 2011, the date these consolidated financial statements were available to be issued. Based on this evaluation, no events occurred subsequent to December 31, 2010 that are considered material to the Company’s financial position at that date or the results of its operations for the periods then ended.

Reclassifications

Certain amounts in prior year footnote disclosures have been reclassified to conform to the current year presentation.

3.	Investments

Bonds

Investments in bonds rated “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) by the Securities Valuation Office (“SVO”) of the NAIC are reported at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. These ratings are subject to change based upon subsequent evaluations of credit quality by the SVO. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments obtained from independent sources. Prepayment assumptions are updated at least annually, using the retrospective method to adjust net investment income for changes in the estimated yield to maturity.

The statutory basis of accounting permits fair value disclosures for bonds to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for bonds is primarily based on independent pricing services or internally developed pricing models utilizing observable market data. See Note 15 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value and fair value of bonds at December 31, 2010 and 2009, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2010	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$7,945	$531	$(196)	$8,280
States, territories and possessions	699	5	(50)	654
Special revenue and assessments	17,248	800	(144)	17,904
All foreign governments	321	49	-	370
Hybrid securities	668	30	(37)	661
Industrial and miscellaneous	69,948	4,783	(665)	74,066

Total bonds	$96,829	$6,198	$(1,092)	$101,935

December 31, 2009	Reconciliation to Fair Value
	Statement Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
	(in millions)
U.S. Government	$9,726	$293	$(413)	$9,606
States, territories and possessions	860	7	(65)	802
Special revenue and assessments	14,786	611	(39)	15,358
All foreign governments	319	34	-	353
Hybrid securities	383	22	(28)	377
Industrial and miscellaneous	64,930	3,017	(1,875)	66,072

Total bonds	$91,004	$3,984	$(2,420)	$92,568

As of December 31, 2010, the Company’s investments in bonds were in a net unrealized gain position of $5.1 billion compared to a net unrealized gain position of $1.6 billion at December 31, 2009. The fair value of these securities reflects the relationship between the stated interest rate on the bonds and market interest rates at the respective reporting dates. The overall increase in fair value relative to statement value during 2010 was due primarily to reductions in market interest rates, including reductions in both risk-free market interest rates and, where relevant, market credit spreads.

Based on statement value, 90% of the Company’s bond portfolio was rated as investment-grade at each of December 31, 2010 and 2009. The investment-grade designation is based on an NAIC rating of “1” or “2”. As of December 31, 2010, the Company held below investment grade bonds with a statement value of $741 million that were previously classified as investment grade as of December 31, 2009 (“downgrades”). During 2010, the aggregate fair value of these bonds increased by $46 million. At December 31, 2010, the Company held bonds with an aggregate statement value of $207 million that were rated as investment grade at that date but had been rated as below investment grade at December 31, 2009 (“upgrades”). During 2010, the aggregate fair value of these bonds increased by $31 million. These changes in fair value included both changes in the credit circumstances of the individual issuer as well as a reduction in risk-free market interest rates and the general narrowing of credit spreads during 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of bonds by NAIC rating category at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$7,945	$-	$-	$-	$-	$-	$7,945
States, territories and possessions	679	20	-	-	-	-	699
Special revenue and assessments	17,200	14	34	-	-	-	17,248
All foreign governments	274	47	-	-	-	-	321
Hybrid securities	494	112	10	45	-	7	668
Industrial and miscellaneous	33,307	27,164	3,994	3,501	1,811	171	69,948

Total bonds	$59,899	$27,357	$4,038	$3,546	$1,811	$178	$96,829

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
U.S. Government	$9,726	$-	$-	$-	$-	$-	$9,726
States, territories and possessions	776	84	-	-	-	-	860
Special revenue and assessments	14,786	-	-	-	-	-	14,786
All foreign governments	246	73	-	-	-	-	319
Hybrid securities	249	93	26	10	-	5	383
Industrial and miscellaneous	30,525	25,465	3,821	2,849	2,093	177	64,930

Total bonds	$56,308	$25,715	$3,847	$2,859	$2,093	$182	$91,004

Statement value and fair value of bonds by contractual maturity at December 31, 2010 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)

Due in one year or less	$1,589	$1,630
Due after one year through five years	19,207	20,153
Due after five years through ten years	30,995	33,166
Due after ten years	19,683	20,740

	71,474	75,689

Mortgage-backed and structured securities	25,355	26,246

Total	$96,829	$101,935

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The tables below summarize the Company’s investments in public and private mortgage-backed and other structured securities at December 31, 2010 and 2009. On a statement value basis, 98% and 96% of the Company’s investments in these securities were rated as investment grade (rated “1” or “2” by the SVO) as of December 31, 2010 and 2009, respectively, with a significant concentration in residential mortgage-backed securities issued by government agencies. The increase in the investment grade percentage is primarily attributable to upgrades of certain commercial mortgage-backed securities (“CMBS”) holdings and sales of lower-rated securities during 2010.

December 31, 2010	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$16,517	$17,321	$-	$-	$16,517	$17,321
Other prime	1,248	1,275	-	-	1,248	1,275
Other below-prime	404	387	85	64	489	451
Commercial mortgage-backed:
Government agencies	596	588	-	-	596	588
Conduit	2,602	2,673	234	162	2,836	2,835
Re-REMIC	450	469	77	59	527	528
Collateralized debt obligations	40	33	36	26	76	59
Other commercial mortgage-backed	21	20	7	7	28	27
Other asset-backed	2,919	3,086	119	76	3,038	3,162

Total structured securities	$24,797	$25,852	$558	$394	$25,355	$26,246

December 31, 2009	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)		(in millions)		(in millions)
Residential mortgage-backed:
Government agencies	$15,835	$16,455	$1	$1	$15,836	$16,456
Other prime	1,730	1,711	22	20	1,752	1,731
Other below-prime	495	442	147	111	642	553
Commercial mortgage-backed:
Government agencies	491	480	-	-	491	480
Conduit	2,447	2,251	328	143	2,775	2,394
Re-REMIC	304	208	142	20	446	228
Collateralized debt obligations	118	60	161	24	279	84
Other commercial mortgage-backed	61	62	9	7	70	69
Other asset-backed	3,682	3,760	223	79	3,905	3,839

Total structured securities	$25,163	$25,429	$1,033	$405	$26,196	$25,834

Mortgage-backed securities issued by government agencies experienced favorable movements in fair value relative to statement value during 2010 due to declining market yields for such securities. Narrower credit spreads during 2010 on securities not backed by the U.S. government resulted in a continued increase in the market values of other mortgage-backed and structured securities. Other asset-backed securities shown above are primarily backed by credit card and automobile loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

As of December 31, 2010 and 2009, 91% and 84%, respectively, of the Company’s CMBS holdings were rated as investment grade (rated “1” or “2” by the SVO). Statement values of these securities by NAIC rating category and year of origination at December 31, 2010 and 2009 were as follows:

December 31, 2010	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2010	$456	$-	$-	$-	$-	$-	$456
2009	354	-	-	-	-	-	354
2008	16	-	-	-	-	-	16
2007	480	9	-	58	23	-	570
2006	526	22	53	10	72	12	695
2005 & prior	1,813	33	49	41	28	8	1,972

Total	$3,645	$64	$102	$109	$123	$20	$4,063

December 31, 2009	NAIC Rating
	1	2	3	4	5	6	Total
	(in millions)
2009	$360	$-	$-	$-	$-	$-	$360
2008	10	-	-	-	-	-	10
2007	297	147	106	90	26	2	668
2006	611	54	53	87	12	-	817
2005	445	79	48	44	20	1	637
2004 & prior	1,250	168	100	43	8	-	1,569

Total	$2,973	$448	$307	$264	$66	$3	$4,061

Sub-prime and other Below-prime Mortgage Risk

Sub-prime mortgages are residential loans to borrowers with weak credit profiles. Alt-A mortgages are residential loans to borrowers who generally have credit profiles above sub-prime but do not conform to traditional (“prime”) mortgage underwriting guidelines. The Company has invested in certain mortgage-backed and structured securities that include exposure to sub-prime and other below-prime mortgage loans. These investments are included in bonds in the consolidated statement of financial position and generally reported at amortized cost, less any valuation adjustments. At each of December 31, 2010 and 2009, the statement value of sub-prime investments was $1 million. The statement value of Alt-A and other below-prime investments at December 31, 2010 and 2009 was $488 million and $641 million, respectively. At each of December 31, 2010 and 2009, the fair value of sub-prime investments was $1 million. The fair value of Alt-A and other below-prime investments was $451 million and $552 million, respectively. Of the Alt-A and other below-prime investments held by the Company at December 31, 2010 and 2009, 83% and 77%, respectively, were rated as investment-grade (rated “1” or “2” by the SVO).

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income using the interest method. See Note 15 for more information regarding the fair value of the Company’s investments in mortgage loans.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The maximum and minimum interest rates for mortgage loans originated during 2010 were 8.15% and 4%, respectively, while these rates during 2009 were 8.5% and 5.2%, respectively. The aggregate ratio of amounts loaned to the fair value of collateral (“loan-to-value ratio”) for mortgage loans originated during 2010 and 2009 was 62% and 58%, respectively, with a maximum of 100% for any single loan during each of 2010 and 2009. Loans with a 100% loan-to-value ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced upon completion with conventional mortgage loans having a loan-to-value ratio between 50% and 70%. As of December 31, 2010 and 2009, the aggregate weighted-average loan-to-value ratio for the mortgage loan portfolio was 65% and 72%, respectively. The overall decrease in the aggregate loan-to-value ratio during 2010 was primarily the result of improving fair values for the underlying collateral based on current appraisals performed by the Company.

Fair value of the collateral securing the Company’s commercial mortgage loan portfolio is evaluated at least annually by the Company’s real estate professionals. More frequent evaluations are performed as necessary in the event of changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Private market transactions and public market alternatives are considered in determining market capitalization rates.

The aggregate ratios of amounts loaned to fair value of collateral for mortgage loans by property type as of December 31, 2010 and 2009 were as follows:

December 31, 2010	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$1,197	$2,341	$2,278	$219	$6,035
Office	1,703	2,324	1,455	200	5,682
Retail	636	2,923	1,773	190	5,522
Warehouse/Industrial	174	1,064	1,209	461	2,908
Other	90	722	224	108	1,144

Total	$3,800	$9,374	$6,939	$1,178	$21,291

December 31, 2009	< 50%	51%-70%	71%-90%	> 90%	Total
	(statement value, in millions)
Apartment	$633	$1,353	$3,448	$1,008	$6,442
Office	733	2,303	1,901	531	5,468
Retail	387	2,173	2,496	249	5,305
Warehouse/Industrial	97	754	1,130	787	2,768
Other	101	246	602	92	1,041

Total	$1,951	$6,829	$9,577	$2,667	$21,024

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The statement value of mortgage loans by contractual maturity at December 31, 2010 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
Due in one year or less	$1,173
Due after one year through two years	2,064
Due after two years through five years	6,466
Due after five years through eight years	6,473
Due after eight years	5,115

$21,291

The geographic diversification of the Company’s mortgage loans by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$1,785	$350	$1,523	$2,377	$-	$6,035
Office	1,842	672	1,241	1,927	-	5,682
Retail	1,928	635	1,409	1,550	-	5,522
Warehouse/Industrial	473	495	583	1,357	-	2,908
Other	189	239	448	268	-	1,144

Total	$6,217	$2,391	$5,204	$7,479	$-	$21,291

December 31, 2009	East	Midwest	South	West	Canada	Total
	(statement value, in millions)
Apartment	$2,068	$364	$1,520	$2,490	$-	$6,442
Office	1,932	623	1,089	1,824	-	5,468
Retail	1,635	670	1,270	1,688	42	5,305
Warehouse/Industrial	467	491	528	1,282	-	2,768
Other	154	244	400	243	-	1,041

Total	$6,256	$2,392	$4,807	$7,527	$42	$21,024

Common and Preferred Stocks

Common stocks are generally reported at fair value. The statutory basis of accounting permits fair value for common stocks to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s fair value for common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally developed pricing models that utilize observable market data (such as prices for comparable public equities), external pricing sources (such as valuations by private equity firms holding controlling stakes in the underlying issuer) and cash flow modeling. The equity method is generally used to report investments in common stock of unconsolidated non-insurance subsidiaries. See Note 11 regarding statement value of the Company’s investment in Frank Russell Company common stock. See Note 15 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated “1” (highest quality), “2” (high quality) or “3” (medium quality) by the SVO are reported at amortized cost. Preferred stocks rated “4” (low quality), “5” (lower quality) or “6” (lowest quality) by the SVO are reported at the lower of amortized cost or fair value. The statutory basis of accounting permits fair value for preferred stocks to be based on values published by the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

SVO, quoted market prices, independent pricing services or internally developed pricing models. The Company’s disclosure of fair value for preferred stocks is based primarily on internally developed pricing models. See Note 11 regarding statement value of the Company’s investments in Frank Russell Company preferred stock. See Note 15 for more information regarding the fair value of the Company’s investments in preferred stock.

When necessary, valuation adjustments are made for preferred stocks with SVO ratings of “4”, “5” or “6” and for common and preferred stocks with a decline in fair value that management considers to be other-than-temporary. If the impairment is considered to be temporary, the valuation adjustment is reported as an unrealized capital loss. Valuation adjustments for declines in value considered to be other-than-temporary are reported as realized capital losses.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements, using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is based primarily on the present value of estimated future cash flow (for commercial properties) or the capitalization of stabilized net operating income (for multi-family residential properties).

The geographic diversification of the Company’s investments in real estate by property type as of December 31, 2010 and 2009 was as follows:

December 31, 2010	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$211	$92	$-	$184	$487
Office	81	406	149	181	817
Warehouse/Industrial	11	-	48	172	231
Other	59	-	25	-	84

Total	$362	$498	$222	$537	$1,619

December 31, 2009	East	Midwest	South	West	Total
	(statement value, in millions)
Apartment	$255	$94	$35	$160	$544
Office	83	414	127	140	764
Warehouse/Industrial	12	-	49	170	231
Other	27	-	16	-	43

Total	$377	$508	$227	$470	$1,582

The Company’s home office properties are included in Midwest Office investments in the tables above and had an aggregate statement value of $260 million and $263 million at December 31, 2010 and 2009, respectively.

Other Investments

Other investments consist primarily of partnership investments (including real estate, leveraged buyout funds and other private equity limited partnerships), real estate joint ventures and unconsolidated non-insurance subsidiaries organized as limited liability companies. The partnerships, real estate joint ventures and limited liability companies are reported using the statutory equity method of accounting. The unconsolidated non-insurance subsidiaries are reported based on their audited GAAP equity. These subsidiaries primarily invest in public and private equity securities, investment grade municipal bonds and real estate joint ventures.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Statement value of other investments as of December 31, 2010 and 2009 was as follows:

	December 31,
	2010	2009
	(in millions)
Unconsolidated non-insurance subsidiaries	$5,469	$4,721
Partnerships and LLCs	3,419	2,800
Low income housing tax credit properties	465	545
Leveraged leases	310	318
Derivative instruments	(12)	14
Oil and gas investments	60	74
Other	191	115

Total	$9,902	$8,587

Oil and gas investments are reported using the full cost method, under which all exploration and development costs, whether successful or not, are capitalized and amortized as a reduction of net investment income as oil and natural gas reserves are produced. This accounting method is permitted by the OCI, as the Accounting Practices and Procedures Manual of the NAIC does not provide accounting guidance for oil and gas investments.

See Note 4 regarding the Company’s use of derivatives.

Net Investment Income

The components of net investment income for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Bonds	$5,366	$4,932	$4,821
Mortgage loans	1,317	1,356	1,334
Policy loans	1,017	976	876
Common and preferred stocks	227	182	214
Real estate	210	231	263
Derivative instruments	24	19	-
Other investments	571	428	770
Amortization of IMR	37	39	35

Gross investment income	8,769	8,163	8,313
Less: investment expenses	463	391	478

Net investment income	$8,306	$7,772	$7,835

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31, 2010			For the year ended December 31, 2009			For the year ended December 31, 2008
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
		(in millions)			(in millions)			(in millions)

Bonds	$766	$(711)	$55	$1,397	$(1,412)	$(15)	$518	$(1,757)	$(1,239)
Common and preferred stocks	581	(285)	296	1,101	(695)	406	773	(1,342)	(569)
Mortgage loans	-	(32)	(32)	-	(8)	(8)	-	(2)	(2)
Real estate	54	(9)	45	232	(17)	215	82	(4)	78
Other investments	413	(535)	(122)	897	(1,402)	(505)	1,416	(1,205)	211

Subtotal	$1,814	$(1,572)	242	$3,627	$(3,534)	93	$2,789	$(4,310)	(1,521)

Less: IMR gains (losses)			396			563			(705)
Less: Capital gains tax (benefit)			34			(316)			(149)

Net realized capital gains (losses)			$(188)			$(154)			$(667)

Realized gains and losses on sales of bonds and common and preferred stock are generally the result of normal trading activity undertaken to execute the Company’s overall portfolio management strategy including asset/liability duration management, sector exposure, total return and tax optimization. Realized losses also include valuation adjustments resulting from declines in value considered to be other-than-temporary, as discussed below. Realized gains and losses for other investments are primarily due to foreign currency futures and equity futures (see Note 4 regarding the Company’s use of derivatives). During 2010, 2009 and 2008, realized losses of $119 million, $175 million and $156 million, respectively, were attributable to the sale of bonds with significant declines in credit quality. Proceeds from the sale of bond investments totaled $24 billion, $32 billion and $34 billion for the years ended December 31, 2010, 2009 and 2008, respectively.

Changes in net unrealized capital gains and losses for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
		(in millions)
Bonds	$(16)	$117	$(356)
Common and preferred stocks	1,286	903	(3,604)
Other investments	359	(316)	(831)

	1,629	704	(4,791)

Change in deferred taxes	(351)	(201)	1,308

Change in net unrealized capital gains (losses)	$1,278	$503	$(3,483)

The changes in net unrealized capital gains and losses during 2010 and 2009 were due primarily to the appreciation in the fair value of common stocks and other investments. Net unrealized capital

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

gains (losses) included ($265) million, ($311) million and ($460) million for the years ended December 31, 2010, 2009 and 2008, respectively, related to distributions made to the Company from unconsolidated non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as unrealized gains and losses under the equity method of accounting until net gains are distributed to the Company, at which time net investment income is recognized and the previously unrealized net gains are reversed.

Changes in net unrealized capital gains (losses) also includes valuation adjustments for declines in the fair value of investments held by unconsolidated non-insurance subsidiaries that were considered to be other-than-temporary.

The amortized cost and fair value of bonds and common and preferred stocks for which fair value had temporarily declined and remained below cost as of December 31, 2010 and 2009 were as follows:

	December 31, 2010
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$14,489	$13,918	$(571)	$3,978	$3,202	$(776)
Common and preferred stocks	902	831	(71)	714	549	(165)

Total	$15,391	$14,749	$(642)	$4,692	$3,751	$(941)

	December 31, 2009
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)

Bonds	$16,596	$15,854	$(742)	$9,415	$7,550	$(1,865)
Common and preferred stocks	1,396	1,249	(147)	1,109	813	(296)

Total	$17,992	$17,103	$(889)	$10,524	$8,363	$(2,161)

At December 31, 2010 and 2009, $470 million and $1.2 billion, respectively, of the unrealized losses for greater than 12 months were related to structured securities, primarily CMBS. During 2010, the unrealized loss on bonds for which fair value had temporarily declined and remained below cost decreased due primarily to a reduction in risk-free market interest rates and the general narrowing of credit spreads. These bonds are current on interest and principal payments and are otherwise performing according to their contractual terms. Based on the impairment review process described below, management considers these declines in fair value, as well as the declines in fair value of common and preferred stocks, to be temporary based on existing facts and circumstances.

Impairments

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that management considers to be other-than-temporary. Factors considered in evaluating whether a decline in fair value is other-than-temporary include: (1) the duration and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

extent to which fair value has been less than cost; (2) the financial condition and near-term financial prospects of the issuer; and (3) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value.

For fixed income securities, emphasis is placed on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the security until the earlier of a recovery in value or maturity. The Company’s intent and ability to hold a security takes into consideration broad portfolio management objectives such as asset/liability duration management and issuer and industry segment exposures.

For equity securities, greater weight and consideration is given to the duration and extent of a decline in fair value and the likelihood that the fair value of the security will recover. An investment in real estate is evaluated for an other-than-temporary impairment when the fair value of the property is lower than its depreciated cost. Fixed income securities (excluding structured securities, as described below), real estate and other investments that are determined to have an other-than-temporary impairment are written down to fair value. Mortgage loans determined to have an other-than-temporary impairment are written down to net realizable value based on appraisal of the collateral property.

Effective January 1, 2008, the Company adopted Statement of Statutory Accounting Principle No. 98, Treatment of Cash Flows When Quantifying Changes in Valuation and Impairments, An Amendment to SSAP No. 43 – Loan Backed and Structured Securities (“SSAP 98”). SSAP 98 required that valuation adjustments for other-than-temporary impairment of loan-backed and structured securities be based on fair value. Previous statutory accounting guidance required that such valuation adjustments be based on undiscounted future cash flows. SSAP 98 was adopted prospectively at January 1, 2008 and resulted in $90 million of additional realized capital losses during 2008 than would have been required under previous accounting guidance.

During 2009, the Company adopted Statement of Statutory Accounting Principle No. 43R, Loan Backed and Structured Securities (“SSAP 43R”). SSAP 43R superceded SSAP 98 and requires that valuation adjustments for other-than-temporary impairments of loan-backed and structured securities be based on fair value only if the Company intends to sell or cannot assert the intent and ability to hold the investment until its anticipated recovery. However, if the Company can assert the intent and ability to hold the investment until its anticipated recovery, the valuation adjustment is based on the discounted expected future cash flows of the security. The discount rate used would generally be either the effective yield at purchase or the effective yield immediately prior to the valuation adjustment. The adoption of SSAP 43R was effective September 30, 2009 and resulted in a cumulative increase to surplus of $61 million, representing the difference between other-than-temporary valuation adjustments measured using the discounted cash flow method required by SSAP 43R and the fair value measurement previously required by SSAP 98. This increase to surplus is reported as a change in accounting principle in the consolidated statement of changes in surplus for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Realized capital losses recognized due to declines in fair value of investments that were considered to be other-than-temporary were $496 million, $749 million and $960 million for the years ended December 31, 2010, 2009 and 2008, respectively, with details by asset class and sector as follows:

	For the year ended December 31,
	2010	2009	2008
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(259)	$(166)	$(157)
Financial services	(65)	(69)	(366)
Consumer discretionary	(39)	(133)	(82)
Industrials	(24)	(48)	(30)
Energy	(4)	(25)	(98)
Technology	(1)	(7)	(25)
Health care	-	-	(41)
Other	-	(74)	(53)

Subtotal	(392)	(522)	(852)

Other investments:
Real estate and RE funds	(67)	(151)	(88)
Mortgage loans	(32)	(8)	-
Security partnerships	(5)	(52)	(10)
Energy holdings	-	(12)	(10)
Derivatives	-	(4)	-

Subtotal	(104)	(227)	(108)

Total	$(496)	$(749)	$(960)

The $392 million in total valuation adjustments for bonds and stocks during 2010 was comprised of $357 million for bonds and $35 million for common stocks. The $259 million of structured securities valuation adjustments recorded during 2010 included $154 million of CMBS, $28 million of collateralized debt obligation securities (“CDOs”), $11 million for residential mortgage-backed securities and $66 million for other asset-backed securities.

During 2009 these valuation adjustments included $449 million for bonds, $62 million for common stocks, and $11 million for preferred stocks. The $166 million of valuation adjustments recorded for structured securities during 2009 included $79 million of CDOs and $62 million for CMBS, including CDOs backed by CMBS.

In addition to the realized losses above, $23 million, $40 million and $77 million of other-than-temporary valuation adjustments were recognized by the Company’s unconsolidated non-insurance subsidiaries for the years ended December 31, 2010, 2009 and 2008, respectively. The decline in equity of these subsidiaries resulting from these valuation adjustments is included in changes in net unrealized capital gains (losses) in the consolidated statement of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Other-than-temporary valuation adjustments on loan-backed and structured securities for the year ended December 31, 2010, including the basis for the adjustment, were as follows:

	Amortized Cost Basis Before Other-than- Temporary Impairment	Other-than-Temporary Impairment Recognized in Loss	Fair Value
		(in millions)
Aggregate intent to sell	$-	$-	$-

Aggregate inability or lack of intent to retain investment in the security for a period of time sufficient to recover the amortized cost basis	-	-	-

Aggregate present value of cash flows expected to be collected is less than the amortized cost basis of the security	340	(189)	92

Total	$340	$(189)	$92

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

The Company manages the lending of fixed income securities directly, while the lending of equity securities was administered by a lending agent and collateral investment manager. The Company discontinued its equity lending program during 2010. At December 31, 2010 and 2009, the aggregate statement value of loaned securities was $1.3 billion and $2.9 billion, respectively, while the aggregate fair value of these loaned securities was $1.3 billion and $2.7 billion, respectively. Of the securities on loan at December 31, 2010 and 2009, substantially all were fixed income securities. The Company has established the following guidelines with respect to counterparty risk in its direct securities lending program:

•	The Company holds collateral of no less than 102% of the market value of the securities on loan plus accrued interest.

•	Collateral is marked-to-market each business day that a security is on loan.

•	Only cash, U.S. government securities, or repurchase agreements collateralized by U.S. government securities are accepted as collateral.

•	Cash collateral is reinvested only in U.S. government securities, or other highly-rated, liquid securities, including commercial paper and money-market funds

•

The aggregate market value of securities on loan to any individual counterparty is subject to a maximum of 2.5% of invested assets. Lending counterparties must be rated A- (or an equivalent) or higher.

•	At no time is the weighted average maturity of the investment collateral pool permitted to exceed the weighted average term of the securities on loan by more than 60 days.

At December 31, 2010 and 2009, securities lending collateral held by the Company was $1.3 billion and $2.9 billion, respectively, which is included in the consolidated statement of financial position in the investment asset categories in which it was reinvested, with the offsetting collateral liability of $1.3 billion and $2.9 billion, respectively, included in other liabilities in the consolidated statement of financial position. The statement value of reinvested collateral held at

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

December 31, 2010 included $928 million in bonds and $414 million in cash and temporary investments. The statement value of reinvested collateral held at December 31, 2009 included $1.3 billion in bonds and $1.6 billion in cash and temporary investments.

The following table summarizes the terms of securities loaned and the amounts of cash collateral received under securities lending agreements.

	December 31,
	2010	2009
	(in millions)

Open terms	$948	$2,261
30 days or less	400	400
31-60 days	-	90
Greater than 90 days	-	100

Total	$1,348	$2,851

Potential liquidity needs related to the return of collateral are anticipated to be met through sale of the investments purchased with the cash collateral. Additionally, liquidity needs related to the securities lending program are part of the Company’s overall asset/liability management program. As such, cash flows from both operations and investment activities, as well as the ability to draw upon the Company’s liquid assets, support any potential liquidity needs of this program. The Company’s liquid assets include cash equivalents, short-term investments, U.S. Treasury and government agency securities, other marketable fixed-income securities and publicly-traded common stocks.

The following table summarizes the term and amounts of reinvested collateral at December 31, 2010 and 2009.

	December 31,
	2010		2009
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
		(in millions)
30 days or less	$451	$452	$1,332	$1,332
31-60 days	33	33	459	460
61-90 days	59	60	103	103
91-120 days	10	10	107	108
121-180 days	72	72	502	508
181-365 days	79	79	261	261
1-2 years	419	419	90	92
2-3 years	111	111	37	37
Greater than 3 years	108	107	6	6

Total	$1,342	$1,343	$2,897	$2,907

Prior to the discontinuation of the Company’s equity securities lending program during 2010, collateral amounts were held by a trustee on behalf of the Company. Under that program, the trustee held collateral with an aggregate cost of $73 million and an aggregate fair value of $70

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

million at December 31, 2009. Because the collateral was held by a trustee, these assets are not included in the consolidated statement of financial position at that date.

The Company has also entered into securities lending arrangements for separate account investment securities, utilizing similar procedures and collateral requirements as those for general account loaned securities. At December 31, 2010 and 2009, the aggregate statement value of loaned securities held by the separate accounts was $11 million and $85 million, respectively.

Secured Funding Transaction

During 2009, the Company entered into a secured funding transaction, whereby certain mortgage-backed securities owned by the Company were deposited in a trust and pledged under an indenture as part of a borrowing arrangement with an unrelated third party. At December 31, 2010 and 2009, the aggregate statement value of the pledged securities was $1.7 billion and $2.1 billion, respectively, while the aggregate fair value of those securities was $1.5 billion and $1.4 billion, respectively. During the duration of the indenture, these assets are restricted from being sold, substituted or otherwise accessed by the Company. This transaction is reported as a secured funding under Statement of Statutory Accounting Principles No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (“SSAP 91R”), and as such these securities are included in bonds in the consolidated statement of financial position.

At December 31, 2010 and 2009, the outstanding borrowings related to this funding transaction were $353 million and $600 million, respectively, which is included in other liabilities in the consolidated statement of financial position. The related indenture requires substantially all cash flows from the pledged securities to be used to pay interest and principal on the funded balance. Interest on the outstanding principal balance accrues at an annual rate of 1-month LIBOR + 1.75%. Interest expense incurred during 2010 and 2009 was $10 million and less than $100,000, respectively.

As part of the transaction, the Company entered into an unconditional agreement to repurchase the pledged securities from the trust at market value on December 29, 2011. In the unlikely event that the outstanding principal, interest and other obligations on the secured borrowing transaction exceed the market value of the pledged securities, the repurchase will not be completed on that date. Instead, the market value will be recalculated and compared to the outstanding principal, interest and other obligations on the borrowing arrangement on the last monthly payment date of each quarter thereafter, and the repurchase will be completed at market value on the first such payment date when the market value exceeds such obligations. If the repurchase has not been completed by the payment date for December 2013, it will be completed at the market value on that date. In any event, the proceeds of the repurchase will be applied to the borrowing obligations and upon satisfaction of such obligations the trust will be liquidated.

4.	Derivative Financial Instruments

In the normal course of business, the Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates and other market risks. Derivatives used in hedging transactions are designated as either “cash flow” hedges, which mitigate the risk of variability in future cash flows associated with the asset or liability being hedged, or “fair value” hedges, which mitigate the risk of changes in fair value of the asset or liability being hedged. Derivatives that qualify for hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives used as hedges that do not qualify for hedge accounting are reported at fair value.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, including the risk being hedged, the derivative used in the hedge and the methodology for assessing hedge effectiveness, which must be measured on an ongoing basis over the life of the hedge. To qualify for hedge accounting, the hedge must be “highly effective,” meaning that the changes in the fair value of cash flows of the hedging instrument must be between 80-125% of the inverse of the corresponding changes in fair value or cash flows of the hedged risk.

Fair value is the amount that the Company would expect to receive or pay in an arms-length settlement of the derivative contract as of the reporting date. The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using third-party or internal pricing models. For derivatives reported at fair value, changes in fair value on open derivative positions are reported as an unrealized capital gain or loss. Upon maturity or termination of the derivative contract, a realized capital gain or loss is recognized.

Additionally, the Company uses derivatives for the purpose of investment “replication.” A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible cash market investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. Derivatives used for income generation purposes are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The cash premium received by the Company at the inception of the contract is deferred for accounting purposes until maturity of the contract or its exercise by the counterparty (if the term of the derivative is less than one year) or amortized over the life of the contract (if the term of the derivative is greater than one year).

Over-the-counter derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support agreements that require the daily exchange of collateral assets if credit exposure exceeds certain limits. As of December 31, 2010 and 2009, the Company held $129 million and $97 million, respectively, of collateral under these agreements. The collateral is included in cash and temporary investments in the consolidated statement of financial position, with a corresponding liability reflecting the Company’s obligation to return the collateral included in other liabilities.

Following are descriptions of the types of derivative instruments used by the Company:

Cash Flow Hedges:

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. The Company’s use of interest rate floors qualifies for hedge accounting, with these instruments reported at amortized cost.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

fixed rate of interest applied to the notional amount of the contract. The Company’s use of interest rate swaps qualifies for hedge accounting, with these instruments reported at amortized cost.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on predefined terms. Prior to 2009, the Company’s use of swaptions qualified for hedge accounting, with these instruments reported at amortized cost. During 2009, the Company elected to discontinue hedge accounting for these instruments. As a result, these instruments are reported at fair value as of December 31, 2010 and 2009. Unrealized capital gains of $7 million and $26 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency swaps are used to mitigate the interest rate and/or foreign exchange risk for investments in bonds denominated in foreign currencies. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on rates specified at trade inception. The Company’s use of foreign currency swaps qualifies for hedge accounting. These instruments are reported at amortized cost, with the exception of changes in fair value due to fluctuations in market currency exchange rates. Foreign currency translation gain or loss is reported as an unrealized capital gain or loss until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Foreign currency covers are used to mitigate foreign exchange risk pending settlement of executed trades for investments denominated in foreign currencies. Foreign currency covers obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a specified exchange rate at a future date. The Company’s use of foreign currency covers qualifies for hedge accounting, with foreign currency translation gain or loss recorded as an adjustment to the cost basis of the hedged security. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fair Value Hedges:

Short fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Short fixed income futures obligate the Company to sell to a counterparty a specified bond at a specified price at a future date. The Company’s use of short fixed income futures contracts does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $37 million and $239 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date. The Company’s use of foreign currency forwards does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $19 million were recognized during 2010 and 2009, respectively, on these contracts.

Foreign currency futures are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency with a counterparty at a specified exchange rate at a future date. The Company’s use of foreign currency futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital gains of $0 and $73 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no direct

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

positions in these instruments at December 31, 2010 or 2009.

Short total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. The Company’s use of total return swaps does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $8 million and unrealized capital gains of $8 million were recognized during 2010 and 2009, respectively, on these contracts.

Short equity index futures are used to mitigate market risk for investments in portfolios of common stock. Short equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract. The Company’s use of short equity index futures does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $2 million and unrealized capital gains of $17 million were recognized during 2010 and 2009, respectively, on these contracts.

Purchased put options are used to mitigate credit and market risk for investments in debt and equity securities issued by specific entities. Purchased put options provide the Company an option to put a specific security to a counterparty at a specified price at a future date. The Company’s use of purchased put options does not qualify for hedge accounting, with these instruments reported at fair value. No unrealized capital gains or losses were recognized during 2010 or 2009 on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Equity collars are used to mitigate market risk for investments in common stocks or other equity securities. Equity collars consist of both a purchased put option and a written call option on a specific equity security owned by the Company. The Company’s use of equity collars does not qualify for hedge accounting, with these instruments reported at fair value. Unrealized capital losses of $0 and less than $1 million were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond. In some cases the Company’s use of credit default swaps qualifies for hedge accounting, while in other cases it does not. Credit default swaps that qualify for hedge accounting are reported at amortized cost. Swaps that do not qualify for hedge accounting are reported at fair value. Unrealized capital gains of $3 million and unrealized capital losses of $22 million were recognized during 2010 and 2009, respectively, on contracts that did not qualify for hedge accounting.

Replications:

Long fixed income futures replications are used in conjunction with cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Long fixed income futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $585 million and $1.7 billion during 2010 and 2009, respectively. Realized capital gains of $3 million and $73 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Long total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Total return swaps are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $2 million and $7 million during 2010 and 2009, respectively. Realized capital gains of $4 million and $72 million were recognized during 2010 and 2009, respectively, on these contracts.

Long equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Long equity index futures replications are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are terminated, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $14 million and $0 during 2010 and 2009, respectively. Realized capital losses of $2 million and $0 were recognized during 2010 and 2009, respectively, on these contracts. The Company held no positions in these instruments at December 31, 2010 or 2009.

Fixed income replications are used to replicate a bond investment through the use of cash market instruments combined with written credit derivatives (single-name default swaps or index credit default swaps) and/or interest rate swaps. Fixed income replications, including the derivative components, are reported at amortized cost. The average fair value of open contracts was $6 million and $2 million during 2010 and 2009. Realized capital gains of $0 and $11 million were recognized during 2010 and 2009, respectively, upon termination of these contracts.

The Company writes credit derivatives only for replication purposes and not as a participant in the credit insurance market. Single-name credit default swap (“CDS”) contracts replicate credit exposure to a specific entity and debt issue with terms to maturity of five to ten years. Upon the occurrence of a defined credit event, the Company would be required to purchase a notional amount of the reference obligation from the counterparty at par value. The Company is not aware of any credit events on outstanding CDS contracts at December 31, 2010 or 2009. The maximum amounts that the Company could potentially be required to pay on CDS contracts at December 31, 2010 and 2009 was $0 and $10 million, respectively. At December 31, 2010 and 2009, the fair value of CDS contracts outstanding was $0 and less than $1 million, respectively.

Income Generation Transactions:

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a predetermined price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as an unrealized capital gain or loss until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was ($10) million and ($11) million during 2010 and 2009, respectively. Realized capital gains of less than $1 million and realized capital losses of $3 million were recognized during 2010 and 2009, respectively, upon termination of these contracts. The fair value of written equity call options as of December 31, 2010 was ($39) million. The Company held no positions in these instruments at December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Effect on Financial Statements:

The Company’s use of derivatives impacts both the consolidated statement of financial position and the consolidated statement of operations. The effects on the consolidated statement of financial position at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009
	Notional Amount	Statement Value	Fair Value	Notional Amount	Statement Value	Fair Value
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts
Interest rate floors	$1,025	$12	$89	$1,025	$13	$69
Interest rate swaps	52	-	13	52	-	11
Swaptions	-	-	-	-	-	-
Foreign exchange contracts
Cross currency swaps	807	(108)	(58)	807	(86)	(55)
Foreign currency covers	-	-	-	-	-	-
Credit contracts
Credit default swaps	52	-	-	52	-	-

Total derivatives designated as hedging instruments	$1,936	$(96)	$44	$1,936	$(73)	$25

Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	$150	$-	$5	$150	$-	$(1)
Swaptions	2,157	106	106	1,871	83	83
Fixed futures	2,882	-	-	-	-	-
Foreign exchange contracts
Foreign currency forwards	1,217	2	2	595	10	10
Foreign currency futures	-	-	-	-	-	-
Equity contracts
Equity total return swaps	212	19	19	71	1	1
Equity futures	274	-	-	-	-	-
Equity options	716	(39)	(39)	-	-	-
Credit contracts
Credit default swaps	181	(4)	(4)	224	(7)	(7)

Total derivatives not designated as hedging instruments	$7,789	$84	$89	$2,911	$87	$86

Total derivatives	$9,725	$(12)	$133	$4,847	$14	$111

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. The statement value of derivatives is included in other investments in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects on the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in fair value hedging relationships:
Credit contracts
Credit default swaps	Net realized capital gains (losses)	$-	$-	$-

Total derivatives in fair value hedging relationships		$-	$-	$-

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives in cash flow hedging relationships:
Interest rate contracts
Interest rate floors	Net realized capital gains (losses)	$-	$-	$-
Interest rate swaps	Net realized capital gains (losses)	-	-	2
Swaptions	Net realized capital gains (losses)	-	-	-
Foreign exchange contracts
Cross currency swaps	Net realized capital gains (losses)	-	(3)	-
Foreign currency covers	Net realized capital gains (losses)	-	-	-

Total derivatives in cash flow hedging relationships		$-	$(3)	$2

	Location of Gain/(Loss) Recognized	Amount of Gain or (Loss) Recognized
		2010	2009	2008
		(in millions)
Derivatives not designated as hedging instruments:
Interest rate contracts
Interest rate swaps	Net realized capital gains (losses)	$-	$10	$(35)
Swaptions	Net realized capital gains (losses)	-	-	-
Fixed futures	Net realized capital gains (losses)	(28)	50	137
Foreign exchange contracts
Foreign currency forwards	Net realized capital gains (losses)	(12)	(9)	131
Foreign currency futures	Net realized capital gains (losses)	-	(171)	194
Equity contracts
Equity total return swaps	Net realized capital gains (losses)	(22)	51	(36)
Equity futures	Net realized capital gains (losses)	(25)	(321)	(58)
Equity options	Net realized capital gains (losses)	-	(2)	2
Commodity Contracts
Natural gas/crude oil swaps	Net realized capital gains (losses)	-	-	4
Credit contracts
Credit default swaps	Net realized capital gains (losses)	-	10	11

Total derivatives not designated as hedging instruments		$(87)	$(382)	$350

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Life insurance reserves	$118,706	$111,534
Annuity reserves and deposit liabilities	7,512	7,130
Disability and long-term care unpaid claims and claim reserves	4,098	3,938
Disability and long-term care active life reserves	2,750	2,423

Total reserves for policy benefits	$133,066	$125,025

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.5% to 5.5%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.0% to 4.5%. As of December 31, 2010, the Company had $1.2 trillion of total life insurance in-force, including $5.5 billion of life insurance in-force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums can be less than net premiums because they are the result of different calculations. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry standard mortality tables.

As of January 1, 2010, the Company implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of basic and deficiency reserves for term life insurance policies issued in 2006 and 2005, resulting in an $131 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2010. Because of these and other reserve adjustments made directly to surplus, the difference between reserves for policy benefits at December 31, 2010 and 2009 as shown in the consolidated statement of financial position will not equal the net additions to policy benefit reserves in the consolidated statement of financial position for the year ended December 31, 2010.

As of January 1, 2009, the Company changed the valuation basis for waiver reserves on life insurance. This change decreased the policy benefit reserve for the waiver benefit by $67 million, which was reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009. As of January 1, 2009, the Company also implemented the preferred mortality tables associated with the 2001 CSO mortality table for the calculation of deficiency reserves for term life insurance policies issued in 2008 and 2007, resulting in an $8 million decrease in reserves that is reported as a direct increase to surplus in the consolidated statement of changes in surplus for the year ended December 31, 2009.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) with valuation interest rates ranging from 3.5% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves are based on the present value of expected benefit payments with valuation interest rates ranging from 3.5% to 7.5%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and thereby excluded from net additions to policy benefit reserves in the consolidated statement of operations.

At December 31, 2010 and 2009, the withdrawal characteristics of the Company’s general account annuity reserves and deposit liabilities were as follows:

	December 31,
	2010	2009
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$969	$990
- at book value less surrender charge of 5% or more	502	420
- at book value without adjustment	3,895	3,692

Not subject to discretionary withdrawal	2,146	2,028

Total	$7,512	$7,130

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”), modified for Company experience, with valuation interest rates ranging from 3.0% to 5.5%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based long-term care experience with valuation interest rates ranging from 4.0% to 4.5%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.1 billion and $3.9 billion at December 31, 2010 and 2009, respectively. Changes in these reserves for the years ended December 31, 2010 and 2009 were as follows:

	For the year ended December 31,
	2010	2009
	(in millions)
Balance at January 1	$3,938	$3,744

Incurred related to:
Current year	588	551
Prior years	102	130

Total incurred	690	681

Paid related to:
Current year	(21)	(20)
Prior years	(509)	(467)

Total paid	(530)	(487)

Balance at December 31	$4,098	$3,938

Changes in reserves for incurred claims related to prior years are generally the result of differences between actual and assumed claim experience.

Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity with a 4.0% valuation interest rate. Active life reserves for prior disability policies are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.0% to 4.0%.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.0% valuation interest rate and total terminations based on the 1983 Individual Annuitant Mortality table without lapses. For policies issued March 2002 and later, minimum reserves are based on valuation interest rates of 4.0% or 4.5% and total terminations based on either the 1983 Group Annuity Mortality table or the 1994 Group Annuity Mortality table with lapses. A separate calculation is performed using valuation interest rates ranging from 5.2% to 6.0% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The Company’s reserve balances at December 31, 2010 increased by $100 million as a result of these recapture transactions, primarily related to active life reserves. See Note 9 for more information regarding this reinsurance recapture.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statement of financial position.

Deferred and uncollected premiums at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Gross	Net	Gross	Net
		(in millions)

Ordinary new business	$202	$79	$185	$70
Ordinary renewal	1,932	1,601	1,850	1,539

Total deferred and uncollected premiums	$2,134	$1,680	$2,035	$1,609

7.	Separate Accounts

Following is a summary of separate account liabilities by withdrawal characteristic at December 31, 2010 and 2009:

	December 31,
	2010	2009
	(in millions)

Subject to discretionary withdrawal	$15,341	$13,524
Not subject to discretionary withdrawal	3,198	2,609
Non-policy liabilities	124	211

Total separate account liabilities	$18,663	$16,344

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2010 and 2009 was $119 million and $384 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $15 million and $18 million attributable to GMDB at December 31, 2010 and 2009, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.7 billion, $1.2 billion and $1.4 billion during the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are reported as premiums in the consolidated statement of operations. The subsequent transfer of these receipts to the separate accounts is reported as transfers to separate accounts in the consolidated statement of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s NAIC Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$1,819	$1,319	$1,619
Transfers from separate accounts	(1,437)	(1,359)	(1,721)

Net transfers to (from) separate accounts	$382	$(40)	$(102)

8.	Employee and Financial Representative Benefit Plans

The Company sponsors noncontributory defined benefit retirement plans (“plans”) for all eligible employees and financial representatives. In addition to these tax-qualified plans, the Company sponsors nonqualified plans, including plans that provide benefits to certain participants in excess of limits set by the Employee Retirement Income Security Act (“ERISA”) for the qualified plans. The Company’s funding policy for the tax-qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $275 million and $70 million to the qualified employee retirement plan during the years ended December 31, 2010 and 2009, respectively. The Company does not expect to make a contribution in 2011.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, financial representatives and eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees contribute a portion of the cost of the health plan. Substantially all employees and financial representatives will become eligible for these benefits if they reach retirement age while working for the Company.

During 2009, the employee retirement health plan was amended to increase the participant portion of the cost of benefits. The effect of this amendment reduced the projected benefit obligation at December 31, 2009 by $5 million and reduced net periodic benefit cost by $3 million for the year ended December 31, 2009.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Aggregate assets and projected benefit obligations of the defined benefit plans and postretirement benefit plans at December 31, 2010 and 2009, and changes in assets and obligations for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets at January 1	$2,418	$1,992	$69	$62
Changes in plan assets:
Actual return on plan assets	367	419	11	13
Company contributions	275	70	-	-
Actual plan benefits paid	(68)	(63)	(7)	(6)

Fair value of plan assets at December 31	$2,992	$2,418	$73	$69

Projected benefit obligation at January 1	$2,544	$2,368	$290	$269
Changes in benefit obligation:
Service cost of benefits earned	84	83	26	25
Interest cost on projected obligations	154	147	21	16
Projected gross plan benefits paid	(82)	(73)	(22)	(16)
Projected Medicare Part D reimbursement	-	-	1	1
Experience losses (gains)	177	19	99	-
Plan amendments	1	-	-	(5)

Projected benefit obligation at December 31	$2,878	$2,544	$415	$290

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which invests primarily in public and private common stocks and a diversified mix of corporate, government and mortgage-backed debt securities. The investment objective of the plans is to maximize long-term total rate of return, consistent with prudent investment risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

While significant exposure to public equity securities is warranted by the long-term duration of expected benefit payments, diversification across asset classes is maintained to provide a risk/reward profile consistent with the objectives of the plans’ participants. Diversified equity investments are subject to an aggregate maximum exposure of 75% of total assets, with holdings in any one corporate issuer not to exceed 3% of total assets. Asset mix is rebalanced regularly to maintain holdings within target asset allocation ranges. The measurement date for plan assets is December 31, with the fair value of plan assets based primarily on quoted market values.

The plans’ target asset allocations and the actual allocation of the fair value of the plans’ ratable share of the GASA by asset class at December 31, 2010 and 2009 were as follows:

	Target Allocation		Defined Benefit Plans		Postretirement Benefit Plans

	2010	2009	2010	2009	2010	2009

Bonds	34%	40%	32%	38%	32%	38%
Equity securities	65%	58%	66%	59%	66%	59%
Other investments	1%	2%	2%	3%	2%	3%

Total assets	100%	100%	100%	100%	100%	100%

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The projected benefit obligation (“PBO”) represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future salary increases. This method is consistent with the going concern assumption and is prescribed for measurement of pension obligations. The accumulated benefit obligation (“ABO”) is similar to the PBO, but is based only on current salaries with no assumption of future salary increases. The aggregate ABO for the defined benefit plans was $2.5 billion and $2.2 billion at December 31, 2010 and 2009, respectively.

The PBO and ABO amounts above represent the estimated obligations for benefits to vested participants only, as required by the statutory basis of accounting. The additional obligations estimated for participants that have not yet vested in the defined pension plans and the postretirement plans at December 31, 2010 and 2009 were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
PBO	$59	$73	$247	$231
ABO	39	43	-	-

The assumptions used in estimating the projected benefit obligations and the net benefit cost at December 31, 2010, 2009 and 2008 and for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
Projected benefit obligation:
Discount rate	5.75%	6.25%	6.25%	5.75%	6.25%	6.25%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	6.25%	6.25%	6.00%	6.25%	6.25%	6.00%
Annual increase in compensation	3.75%	3.75%	4.50%	3.75%	3.75%	4.50%
Long-term rate of return on plan assets	8.00%	8.00%	8.00%	8.00%	8.00%	8.00%

The long-term rate of return on plan assets is estimated assuming a target allocation of plan assets among asset classes, with expected returns by asset class based on long-term historical returns for each asset class. Risk is assessed by evaluating long-term historical standard deviations and correlations between asset classes.

The PBO for postretirement benefits at December 31, 2010 assumed an annual increase in future retiree medical costs of 8.0%, grading down to 5% over six years and remaining level thereafter. At December 31, 2009 the comparable assumption was for an annual increase in future retiree medical costs of 6.5% grading down to 5% over three years and remaining level thereafter. A further increase in the assumed health care cost trend of 1% in each year would increase the accumulated postretirement benefit obligation at December 31, 2010 by $28 million and net periodic postretirement benefit expense for the year ended December 31, 2010 by $4 million. A decrease in the assumed health care cost trend of 1% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2010 and net periodic postretirement benefit expense for the year ended December 31, 2010 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

signed into law. One of the provisions of the new laws created an excise tax in 2018 on health plans that have an aggregate value greater than a threshold amount. The impact on the Company’s PBO for postretirement medical benefit from this new excise tax is estimated to be an increase of $36 million, which will be included in the calculation of the plan’s January 1, 2011 obligation. A second provision of the new laws revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit. The Company previously recorded deferred tax assets based on the liability for postretirement benefits without regard to the tax-free subsidy. As a result of the law change, the related deferred tax assets of $11 million were reduced as a direct adjustment to surplus for the year ended December 31, 2010 to reflect the expected future income tax on the subsidy.

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liability reported by the Company at December 31, 2010 and 2009:

	Defined Benefit Plans		Postretirement Benefit Plans
	2010	2009	2010	2009
	(in millions)
Fair value of plan assets	$2,992	$2,418	$73	$69
Projected benefit obligation	2,878	2,544	415	290

Funded status	114	(126)	(342)	(221)

Unrecognized net experience losses	665	691	132	42
Unrecognized prior service cost	1	-	(4)	(5)
Unrecognized initial net asset	(515)	(516)	-	-
Additional minimum liability	(14)	(10)	-	-
Nonadmitted asset	(731)	(493)	-	-

Net pension liability	$(480)	$(454)	$(214)	$(184)

Unrecognized net experience gains or losses represent cumulative amounts by which plan experience for return on plan assets or growth in estimated benefit obligations have varied from related assumptions. These differences accumulate without recognition in the Company’s financial statements unless they exceed 10% of plan assets or 10% of the projected benefit obligation, whichever is greater. If they exceed this limit, they are amortized into net periodic benefit cost over the remaining average years of service until retirement of the plan participants, which is currently fourteen years for employee plans and twelve years for financial representative plans.

Unrecognized initial net asset represents the amount by which the fair value of plan assets exceeded the projected benefit obligation for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans as of January 1, 2001. The Company has elected not to record a direct credit to surplus for this excess, electing instead to amortize this unrecognized initial net asset as a credit to net periodic benefit cost until exhausted.

An additional minimum liability is required if a plan’s ABO exceeds plan assets or accrued pension liabilities. This additional liability was $14 million, $10 million and $9 million at December 31, 2010, 2009 and 2008, respectively. Changes in the additional minimum liability are reported as a direct adjustment to surplus in the consolidated statement of changes in surplus.

Any net pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statement of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The components of net periodic benefit cost for the years ended December 31, 2010, 2009 and 2008 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2010	2009	2008	2010	2009	2008
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$84	$83	$90	$26	$25	$29
Interest cost on projected obligations	154	147	147	21	16	15
Amortization of experience gains and losses	33	61	4	3	2	-
Amortization of initial net asset	(2)	(28)	-	-	-	-
Expected return on plan assets	(192)	(160)	(218)	(5)	(5)	(7)

Net periodic benefit cost	$77	$103	$23	$45	$38	$37

The expected benefit payments by the defined benefit plans and the postretirement plans for the years 2011 through 2020 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)

2011	$95	$20
2012	105	23
2013	116	25
2014	128	29
2015	142	32
2016-2020	969	221

Total	$1,555	$350

The Company also sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. For the years ended December 31, 2010, 2009 and 2008, the Company expensed total contributions to these plans of $31 million, $30 million and $29 million, respectively. The Company also sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans.

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2010 and 2009 were reported net of ceded reserves of $1.6 billion and $1.7 billion, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)

Direct premium revenue	$14,984	$13,910	$14,356
Premiums ceded	(732)	(848)	(805)

Net premium revenue	$14,252	$13,062	$13,551

Direct benefit expense	$15,583	$14,458	$15,027
Benefits ceded	(375)	(513)	(567)

Net benefit expense	$15,208	$13,945	$14,460

In addition, the Company received $146 million, $194 million and $184 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2010, 2009 and 2008, respectively. These amounts are included in other income in the consolidated statement of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this risk by dealing only with reinsurers that meet its financial strength standards, while adhering to concentration limits that would limit losses in the event of one or more reinsurer failures. Most significant reinsurance treaties contain financial protection provisions should a reinsurer’s credit rating fall below a prescribed level. There were no reinsurance recoverables at December 31, 2010 and 2009 that were considered by management to be uncollectible.

During 2010, the Company recaptured previously ceded long-term care insurance business from two unaffiliated reinsurers. The impact on the Company’s financial statements at December 31, 2010 from these recapture transactions increased investments by $67 million and policy benefit reserves by $100 million, with a resulting decrease in net income and surplus of $33 million for the year then ended.

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Frank Russell Company and subsidiaries
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc.
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Investment Management Company, LLC	NML – CBO, LLC
Northwestern Mutual Wealth Management Company	JYD Assets, LLC
NM Pebble Valley, LLC	NM GP Holdings, LLC
NM Investment Holdings, Inc.

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined under written tax-sharing agreements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The major components of current income tax expense in the consolidated statement of operations for the years ended December 31, 2010, 2009 and 2008 were as follows:

	For the year ended December 31,
	2010	2009	2008
	(in millions)
Tax payable on ordinary income	$(33)	$52	$97
Tax credits	(185)	(43)	(122)
Increase (decrease) in contingent tax liabilities	(6)	33	(279)

Total current tax expense (benefit)	$(224)	$42	$(304)

The Company’s taxable income can vary significantly from gain from operations before taxes reported in the consolidated statement of operations due to temporary and permanent differences in revenue recognition and expense deduction between tax and financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 9% and 91% for the years ended December 31, 2010, 2009 and 2008, respectively.

The effective tax rate is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized gains and losses on investments, to the sum of gain from operations before taxes and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% due primarily to net investment income eligible for dividends received deduction, changes in non-admitted deferred tax assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and adjustments to estimated current tax liabilities upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $253 million during the year ended December 31, 2010, received federal tax refunds from the IRS of $454 million during the year ended December 31, 2009 and made payments to the IRS for federal income taxes of $72 million during the year ended December 31, 2008. Income taxes paid in 2010 and prior years of $1.1 billion are available at December 31, 2010 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statement of financial position represents taxes recoverable or payable at the respective reporting date, adjusted for an estimate of additional taxes that may become due with respect to tax years that remained open to examination by the IRS at the respective reporting date (“contingent tax liabilities”).

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Changes in the amount of contingent tax liabilities for the year ended December 31, 2010 were as follows (in millions):

Balance at January 1, 2010	$418

Additions based on tax positions related to the current year	-
Additions for tax positions of prior years	-
Reductions for tax positions of prior years	(6)

Balance at December 31, 2010	$412

Included in the balance at December 31, 2010 are $386 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods.

The Company recognizes interest accrued or released related to contingent tax liabilities in current income tax expense (benefit). During the years ended December 31, 2010, 2009 and 2008, the Company recognized $(28) million, $19 million and $(38) million, respectively, in interest-related expense (benefit). The Company had $27 million and $55 million accrued for the payment of interest at December 31, 2010 and 2009, respectively.

The Company accounts for deferred tax assets and liabilities, which represent the financial statement impact of cumulative temporary differences between the tax and financial statement bases of assets and liabilities. The significant components of the net deferred tax asset at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009	Change
	(in millions)

Deferred tax assets:
Policy acquisition costs	$993	$955	$38
Investments	155	226	(71)
Policy benefit liabilities	1,766	1,645	121
Benefit plan obligations	511	495	16
Guaranty fund assessments	11	11	-
Nonadmitted assets	62	69	(7)
Other	76	159	(83)

Adjusted gross deferred tax assets	3,574	3,560	14

Nonadmitted deferred tax assets	-	-	-

Admitted adjusted deferred tax assets	3,574	3,560	14

Deferred tax liabilities:
Premiums and other receivables	676	603	73
Investments	968	590	378
Other	6	8	(2)

Gross deferred tax liabilities	1,650	1,201	449

Net admitted adjusted gross deferred tax assets	$1,924	$2,359	$(435)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

Adjusted gross deferred tax assets at December 31, 2010 included $3.4 billion related to temporary differences that were ordinary in nature and $0.2 billion related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2010 included $0.9 billion related to temporary differences that were ordinary in nature and $0.7 billion related to temporary differences that were capital in nature.

Changes in deferred tax assets and liabilities related to unrealized gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statement of changes in surplus. Other net changes in deferred tax assets and liabilities are direct adjustments to surplus and separately reported in the consolidated statement of changes in surplus.

The statutory basis of accounting limits the amount of gross deferred tax assets that can be included in Company surplus. This limit is based on a formula that takes into consideration available loss carryback and carryforward capacity, expected timing of reversal for existing temporary differences, gross deferred tax liabilities and the level of Company surplus.

On December 7, 2009, the NAIC adopted Statement of Statutory Accounting Principles No. 10R, Income Taxes- Revised, A Temporary Replacement of SSAP No. 10 (“SSAP 10R”) effective for the years ending December 31, 2009 and 2010. In October 2010, the NAIC extended SSAP 10R through December 31, 2011and requires certain additional disclosures, including any impact on valuation of gross deferred tax assets from future tax planning strategies. The Company did not assume the benefit of future tax planning strategies in its valuation of gross deferred tax assets at December 31, 2010 and 2009.

SSAP 10R amends the calculation of admitted deferred tax assets (“DTA”) by extending the reversal period of temporary differences from one year to three years and increasing the level of surplus limitation from 10% to 15%, provided the insurer meets a minimum risk-based capital (“RBC”) level of 250%. Insurers that do not meet that minimum RBC level must calculate their admitted DTA using the statutory guidance previously in effect. At both December 31, 2010 and 2009, the Company exceeded the minimum RBC level required to use the SSAP 10R DTA admissibility methodology.

SSAP 10R further requires that gross DTAs be reduced by a statutory valuation allowance adjustment if it is more likely than not that some portion of the DTAs will not be realized. In management’s judgment, the Company’s gross deferred tax assets will likely be realized. Accordingly, no statutory valuation allowance has been recorded. At both December 31, 2010 and 2009, the Company’s gross deferred tax assets did not exceed the limit allowed under SSAP 10R. If the Company had not qualified to use the SSAP 10R DTA admissibility methodology, the Company’s gross deferred tax assets at December 31, 2010 and 2009 would have exceeded the previous SSAP 10 limit by $97 million and $544 million, respectively, which would have reduced surplus in the consolidated statement of financial position by the same amounts compared to the result under SSAP 10R. Of these amounts, $97 million and $544 million were ordinary in nature at December 31, 2010 and 2009, respectively.

At December 31, 2008, the Company adopted a permitted practice related to the valuation of its net deferred tax assets. This permitted practice, which was effective through September 30, 2009, differed from the NAIC Accounting Practices and Procedures Manual in that it extended the reversal period of temporary differences in Statement of Statutory Accounting Principles No. 10, Accounting for Income Taxes (“SSAP 10”), from one year to three years and increased the level of surplus limitation from 10% to 15%.

If the Company had not received permission for this alternative accounting treatment, the Company’s gross deferred tax assets at December 31, 2008 would have exceeded the SSAP 10

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

limit by $844 million, which would have reduced surplus in the consolidated statement of financial position by $770 million at December 31, 2008 compared to the result under the permitted practice.

Significant components of the calculation of admitted deferred tax assets under SSAP 10R at December 31, 2010 and 2009 were as follows:

	December 31, 2010			December 31, 2009			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
	(in millions)			(in millions)			(in millions)
One year reversal and 10% surplus limit:
Federal taxes recoverable from taxes paid in prior years	$696	$55	$751	$894	$71	$965	$(198)	$(16)	$(214)

DTAs expected to be realized within one year	1,076	-	1,076	849	-	849	227	-	227

Remaining DTAs to be offset against DTLs	1,557	93	1,650	1,054	146	1,200	503	(53)	450

Three year reversal and 15% surplus limit:
Federal taxes recoverable from taxes paid in prior years	650	101	751	819	146	965	(169)	(45)	(214)

DTAs expected to be realized within three years	1,737	-	1,737	1,466	-	1,466	271	-	271

Remaining DTAs to be offset against DTLs	1,040	47	1,087	1,058	71	1,129	(18)	(24)	(42)

Stautory capital and surplus:
10 percent of statutory capital and surplus	N/A	N/A	1,179	N/A	N/A	977	N/A	N/A	202

15 percent of statutory capital and surplus	N/A	N/A	1,769	N/A	N/A	1,466	N/A	N/A	303

Risk-based capital levels:
Total adjusted capital	N/A	N/A	20,065	N/A	N/A	16,611	N/A	N/A	3,454
Authorized control level	N/A	N/A	2,142	N/A	N/A	1,810	N/A	N/A	332

Admitted deferred tax assets	3,330	148	3,478	2,799	217	3,016	531	(69)	462
Admitted assets	N/A	N/A	3,478	N/A	N/A	3,016	N/A	N/A	462
Adjusted statutory surplus	N/A	N/A	11,788	N/A	N/A	9,670	N/A	N/A	2,118
Total adjusted capital from DTAs	N/A	N/A	1,924	N/A	N/A	2,359	N/A	N/A	(435)

Increased amounts from use of three-year reversal and 15% surplus limit:
Admitted deferred tax assets	97	-	97	544	-	544	(447)	-	(447)
Admitted assets	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)
Adjusted statutory surplus	N/A	N/A	97	N/A	N/A	544	N/A	N/A	(447)

11.	Frank Russell Company

The Company acquired Frank Russell Company (“Russell”) effective January 1, 1999. Russell provides investment products and services in over 40 countries. The initial purchase price of approximately $1.0 billion was funded with a combination of cash, senior notes issued by Russell and bank debt. The purchase agreement also called for additional contingent consideration to be paid to the former owners of Russell based upon its financial performance during the five year period ended December 31, 2003.

At the time of acquisition, the Company received permission from the OCI for a permitted practice regarding the valuation of its equity investment in Russell, whereby all GAAP acquisition goodwill, including any subsequent additions to goodwill resulting from payment of contingent purchase consideration, was charged off from the statutory cost basis of the acquisition as a direct reduction of Company surplus. During 2008, the Company received permission from the OCI to amend the original permitted practice to be in accordance with Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), using the statutory equity method based on Russell’s audited GAAP

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

book equity, exclusive of any adjustment for Russell’s GAAP goodwill as would otherwise be required by SSAP 97. This new permitted practice was adopted as a change in accounting principle effective January 1, 2008 and resulted in an $829 million direct increase to surplus during the year ended December 31, 2008. At December 31, 2010 and 2009, the Company’s investment in Russell common stock was included in common and preferred stocks in the consolidated statement of financial position at $458 million and $154 million, respectively, compared with a fair value estimated by the Company of approximately $1.7 billion at both dates.

If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statement of financial position would have been lower by $759 million and $746 million at December 31, 2010 and December 31, 2009, respectively, and net income as reported in the consolidated statement of operations would have been lower by $14 million, $16 million and $63 million for the years ended December 31, 2010, 2009 and 2008, respectively.

During 2010, the Company received common stock dividends from Russell in the amount of $23 million, which was included in net investment income in the consolidated statement of operations. No common stock dividends were received from Russell during 2009.

During 2010, Russell entered into a revolving line of credit of up to $250 million with an unaffiliated lender, which was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2010. During each of 2010 and 2009, the Company received payments of $2.5 million from Russell related to the guarantee of this credit facility. Russell’s borrowings under these facilities were $215 million and $180 million at December 31, 2010 and 2009, respectively.

During 2008, Russell entered into capital support agreements with money market funds it sponsors in order to assure the realizable value of $764 million of Lehman Brothers Holdings Inc. securities held by the funds. The Company guaranteed Russell’s obligations under those agreements. On January 12, 2009, the Company entered into an agreement to purchase, at par, up to $764 million of perpetual junior preferred stock and warrants issued by Russell. The junior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 10.0%, payable semi-annually. The Company purchased $110 million and $519 million of junior preferred stock and warrants under this agreement during 2010 and 2009, respectively, with the proceeds used by Russell to fulfill obligations to its sponsored funds under the capital support agreements.

During 2010, Russell sold its private equity business to an unaffiliated third party, resulting in an after-tax gain to Russell of $382 million, which is reported as an unrealized gain in the Company’s consolidated statement of changes in surplus for the year ended December 31, 2010. The after-tax proceeds of the sale were used by Russell to retire fixed income notes, junior preferred stock and warrants issued by Russell to the Company.

During 2010 and 2009, Russell redeemed $561 million and $24 million, respectively, of junior preferred stock and cancelled warrants under this agreement, leaving $44 million and $495 million of junior preferred stock and warrants outstanding at December 31, 2010 and 2009, respectively. As of December 31, 2010 and 2009, the Company held 15 million and 39 million warrants, respectively, which are subject to cancellation upon the redemption of junior preferred stock under certain circumstances. The warrants, which have exercise prices ranging from $5.33 to $7.61, would increase the Company’s ownership interest in Russell from approximately 93% to 94% if exercised prior to potential cancellation or further dilution as a result of outstanding options related to Russell’s incentive compensation plans. The Company reports the warrants held at December 31, 2010 and 2009, at a value equal to the incremental fair value attributable to the Company’s increased ownership percentage as a result of the warrant. During 2010, Russell satisfied its remaining obligations relating to the Lehman Brothers Holdings Inc. securities held by its

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

sponsored funds, and the Company has no further obligation to purchase junior preferred stock and warrants issued by Russell in connection with this obligation. The Company earned $32 million and $17 million in dividends on Russell junior preferred stock during 2010 and 2009, respectively.

In conjunction with the financing of the Russell acquisition in 1999, the Company guaranteed the repayment of $350 million of senior notes issued to third parties by Russell. During December 2008, the Company purchased, at par, perpetual senior preferred stock issued by Russell in the amount of $350 million. Russell used the proceeds of the senior preferred stock issuance to retire the senior notes upon their maturity on January 15, 2009. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.0%, payable semi-annually. The Company earned $28 million and $27 million in dividends on Russell senior preferred stock during 2010 and 2009, respectively.

During 2008, a subsidiary of the Company sold common stock representing a 5% ownership interest in Russell to a third party, resulting in an after-tax gain that was reported as an unrealized capital gain in 2008 pending distribution of the net proceeds to the Company by the subsidiary. Those proceeds were received by the Company in 2009 and were reported in net investment income in the consolidated statement of operations for the year then ended.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2010 and 2009 were as follows:

	December 31,
	2010	2009
	(in millions)
Common stock	$458	$154
Fixed income notes	-	180
Senior preferred stock	350	350
Junior preferred stock	42	488
Warrants	2	7

Total	$852	$1,179

12.	Contingencies and Guarantees

In the normal course of business, the Company has guaranteed certain obligations of other affiliates and made guarantees of operating leases or future minimum compensation payments on behalf of its financial representatives. The terms of these guarantees range from less than one year to twenty-four years at December 31, 2010. If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation payments are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees the Company has the right to recover payments made under the agreements. The maximum aggregate exposure under these guarantees was $476 million at December 31, 2010. The Company believes that the likelihood is remote that payments will be required under these guarantees and therefore has not accrued a contingent liability in the consolidated statement of financial position.

In addition, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments in the normal course of business. These commitments aggregated to $2.9 billion at December 31, 2010 and were extended at market rates and terms.

The Company is engaged in various legal actions in the course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2010 and 2009.

Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses having a material effect on the Company’s financial position at December 31, 2010.

13.	Related Party Transactions

During each of 2010 and 2009, the Company transferred certain investments from its general account to unconsolidated subsidiaries as capital contributions. The aggregate statement value and fair value of investments transferred during 2010 was $449 million and $564 million, respectively. The aggregate statement value and fair value of investments transferred during 2009 was $135 million and $139 million, respectively. These capital contributions were accounted for at the lower of book value or fair value, resulting in a realized capital loss of $11 million for the year ended December 31, 2010 and no realized gain or loss for the year ended December 31, 2009.

During 2006, the Company completed a reorganization transaction whereby the Mason Street Funds, a family of mutual funds sponsored and managed by a subsidiary of the Company, were combined with new or existing mutual funds sponsored by two unaffiliated third parties (“successor funds”). Under the terms of the reorganization transaction, the remaining Mason Street Fund shares owned by the Company and its subsidiaries, with an aggregate fair value of $970 million, were exchanged for mutual fund shares in the successor funds of equal fair value. In connection with the reorganization, the Company and its subsidiaries agreed not to redeem their investment in the successor funds for a period of up to three years after the reorganization transaction. During 2009, the Company and its subsidiaries redeemed all of the remaining mutual fund shares in the successor funds with realized capital losses of $83 million and unrealized capital losses of $100 million, respectively, reported by the Company on these redemptions. During 2008, the Company and its subsidiaries redeemed $258 million and $40 million, respectively, of mutual fund shares in the successor funds with net realized capital gains of $27 million and unrealized capital losses of $14 million reported by the Company on these redemptions.

14.	Surplus Notes

On March 26, 2010, the Company issued Surplus Notes (“Notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The Notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the Notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest expense on the Notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $54 million in interest expense on the Notes for the year ended December 31, 2010 upon approval of the first semi-annual interest payment due September 30, 2010.

The Bank of New York Mellon serves as the fiscal agent for the Notes. The Notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The Notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The Notes are not redeemable at the option of

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

any note holder. The Notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the Notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the Notes to be redeemed, excluding accrued interest as of the date on which the Notes are to be redeemed, discounted on a semi-annual basis at the adjusted treasury rate plus 25 basis points.

No affiliates of the Company hold any portion of the Notes. The Notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the Notes was Nippon Life Insurance Company of Japan, which held $250 million in principal at December 31, 2010.

15.	Fair Value of Financial Instruments

On December 5, 2009 the NAIC issued Statement of Statutory Accounting Principles No. 100, Fair Value Measurements (“SSAP 100”), with an effective date of December 31, 2010. SSAP 100 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants (“exit price”). Previous statutory guidance allowed either exit price or entry price to be utilized in fair value measurements. At December 31, 2009, the Company utilized fair value measurement techniques similar to those required by SSAP 100. Accordingly, the adoption of SSAP 100 had no impact on the Company’s consolidated financial position or its fair value disclosures as of December 31, 2010 and 2009.

The fair value of investment assets and certain policy liabilities at December 31, 2010 and 2009 were as follows:

	December 31, 2010		December 31, 2009
	Statement Value	Fair Value	Statement Value	Fair Value
		(in millions)
Investment assets:
Bonds	$96,829	$101,935	$91,004	$92,568
Mortgage loans	21,291	22,038	21,024	19,847
Policy loans	14,472	14,472	13,717	13,717
Common and preferred stocks	9,170	10,493	5,918	7,499
Real estate	1,619	1,964	1,582	1,893
Other investments	9,902	10,765	8,587	9,320
Cash and temporary investments	1,928	1,928	2,610	2,610

Total investment assets	$155,211	$163,595	$144,442	$147,454

Liabilities:
Investment-type insurance reserves	$5,353	$4,974	$5,078	$4,714
Secured borrowing	353	349	600	585
Liabilities held under securities lending	1,349	1,349	2,852	2,852

The statutory basis of accounting allows for the fair value disclosures for bonds and certain preferred stocks, as well as statement value for common stocks and certain preferred stocks, to be based on values published by the SVO, quoted market prices, independent pricing services or internally developed pricing models.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

At December 31, 2010 and 2009, the fair value of bonds were generally based on independent pricing services or internally developed pricing models based on observable market data. The fair value of public common and preferred stocks were generally based on quoted market prices and the fair value of private equity securities were generally based on internally developed pricing models utilizing inputs such as public company comparables, sponsor values, and discounted cash flows. The fair value of the Company’s investment in Russell common stock is estimated using a multiple, reflective of comparable public companies, of Russell’s earnings before interest, taxes, depreciation and amortization, adjusted for debt and the Company’s holdings in Russell preferred stock. See Note 11 regarding the statement value of the Company’s investment in Russell common stock. The fair value of mortgage loans is based on estimated future cash flows discounted using market interest rates for debt with comparable credit risk and maturities. The fair value of real estate is based primarily on estimated future cash flows discounted using market interest or capitalization rates. The fair value of policy loans is based on unpaid principal balance, which approximates fair value. Other investments include: real estate joint ventures, for which fair value is based on estimated future cash flows discounted using market interest rates; other joint ventures and partnerships, for which statement value approximates fair value; investments in low income housing tax credits, for which fair value is based on estimated future tax benefits discounted using market interest rates, and derivatives, for which fair value is based on quoted market prices, where available, or third party and internally developed pricing models.

Investment-type insurance reserves only include individual fixed annuity policies, supplementary contracts without life contingencies and amounts left on deposit with the Company. The fair value of investment-type insurance reserves is based on estimated future cash flows discounted at market interest rates for similar instruments with comparable maturities. The Company’s secured borrowing is backed by pledged securities with fair values in excess of the stated value of the loan. As such, fair value of the borrowing approximates the stated value. See Note 3 for more information related to the Company’s secured borrowing. Liabilities held under the Company’s securities lending program represent the fair value of collateral assets held by the Company that are at least equal to 102% of the securities loaned. See Note 3 for more information on the Company’s securities lending program.

The statutory basis of accounting requires that certain bonds and preferred stocks, most common stocks, certain derivative instruments and most separate account assets be reported at fair value. SSAP 100 requires that estimates of fair value be categorized into three levels based on the nature of the inputs to the valuation estimates:

Level 1 – Fair value is based on quoted prices for identical assets or liabilities in active markets that are accessible to the Company. Active markets are defined as having the following characteristics: (1) many transactions; (2) current prices; (3) price quotes not varying substantially among market makers; (4) narrow bid/ask spreads; and (5) most information publicly available.

Level 2 – Fair value is based on observable market data such as quoted prices for similar assets in active markets or quoted prices for identical or similar assets in non-active markets.

Level 3 – Fair value is estimated by the Company using one or more significant unobservable inputs.

The asset’s or liability’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. Valuation techniques used maximize the use of observable inputs and minimize the use of unobservable

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

inputs. There have been no changes in the valuation methodologies used at December 31, 2010 and 2009.

For purposes of statutory accounting, investments that are held at fair value at the end of the prior reporting period and are measured at fair value at the end of the current period are considered to be measured at fair value on a recurring basis. The table below presents the common stocks and separate account assets reported at fair value on a recurring basis in the consolidated statement of financial position as of December 31, 2010. Bonds rated “6” by the NAIC and preferred stocks rated “4”, “5” and “6” by the NAIC, which are reported at the lower of amortized cost or fair value, and the statement values of derivatives reported at fair value as of December 31, 2010 are considered immaterial for the purpose of this disclosure and are thereby not included below.

Investments in unconsolidated subsidiaries are excluded from common stocks reported at fair value as they are reported using the equity method.

	December 31, 2010
	Level	Level	Level
	1	2	3	Total
		(in millions)
General account common stocks	$6,981	$-	$571	$7,552
Separate accounts:
Mutual fund investments	15,574	-	-	15,574
Other benefit plan assets	16	7	1	24
Pension and postretirement assets:
Bonds	-	997	7	1,004
Public and private equities	1,785	-	14	1,799
Preferred stock	5	4	6	15
Cash and Short term securities	52	-	-	52
Other assets/liabilities	1	-	194	195

Subtotal pension and postretirement assets	1,843	1,001	221	3,065

Total	$24,414	$1,008	$793	$26,215

The Company reviews fair value measurements and the related inputs at the end of each reporting period. Whenever applicable, the Company may transfer assets reported at fair value on a recurring basis between levels based upon the quality of inputs available at the end of each reporting period. There were no material asset transfers between Level 1 and Level 2 during the year ended December 31, 2010.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2010, 2009 and 2008

The following table summarizes the changes in fair value of assets utilizing Level 3 inputs for the year ended December 31, 2010.

	For the year ended December 31, 2010
	Fair value, beginning of period	Realized investment gains/(losses)	Unrealized gains/(losses)	Purchases, sales, settlements	Transfers into/out of Level 3	Fair value, end of period
	(in millions)
General account common stocks	$664	$20	$33	$(156)	$10	$571
Separate accounts:
Other benefit plan assets	1	-	-	-	-	1
Pension and postretirement assets:
Bonds	11	1	(1)	(3)	(1)	7
Public and private equities	13	1	5	(5)	-	14
Preferred stock	2	-	-	4	-	6
Other assets/liabilities	156	7	15	16	-	194

Subtotal pension and postretirement assets	182	9	19	12	(1)	221

Total	$847	$29	$52	$(144)	$9	$793

Report of Independent Auditors

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying statutory consolidated statements of financial position of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company”) as of December 31, 2010 and 2009, and the related consolidated statutory statements of operations, of changes in surplus, and of cash flows for each of the three years in the period ended December 31, 2010. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company prepared these consolidated financial statements using accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (statutory basis of accounting), which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2010 and 2009 or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2010.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2010 and 2009, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2010, on the basis of accounting described in Note 1.

February 28, 2011

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006
(d)(1)	Flexible Premium Variable Life Insurance Policy, RR.VEL. (0398), including Policy amendments Form of Notice of short-term cancellation right	Exhibits A(5)(a), A(5)(b), and A(5)(c) to Form S-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed May 31, 2001
(d)(2)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(d)(3)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(e)	Form of Life Insurance Application 90-1 L.I.(0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 11 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed April 28, 2005
(f)1	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)2	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, field February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on July 28, 2006

(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed on April 28, 2005
(h)(c)(2)	Form of Administrative Services Agreement	Exhibit (b)(8)(f) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(h)(d)(1)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(h)(d)(2)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed on August 8, 2006
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(j)(b)	Form of Shareholder Information Agreement	Exhibit (b)(8)(g) to Form N-4 Post-Effective Amendment No. 17 for NML Variable Annuity Account A, File No. 333-72913, filed on April 20, 2007
(j)(c)	Power of Attorney	Filed herewith
(j)(d)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed on April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith

(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-3(T)(b)(12)(iii)	Filed herewith

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2011

Name	Business Address
Facundo L. Bacardi	Chairman Bacardi Limited c/o Apache Capital 133 Sevilla Avenue Coral Gables, FL 33134-6006

John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	President Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President and Chairman of the Board Arzu 77 Stone Gate Lane Lake Forest, IL 60045

David A. Erne	Of Counsel Reinhart Boerner Van Deuren, sc 9590 North Upper River Road River Hills, WI 53217

James P. Hackett	President and CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 925 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President & CEO Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

Gary A. Poliner	President and Chief Risk Officer Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

John E. Schlifske	Chairman and CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

H. Mason Sizemore, Jr.	Retired President & COO The Seattle Times 2054 N.W. Blue Ridge Drive Seattle, WA 98177

Peter M. Sommerhauser	Attorney Godfrey & Kahn, SC 780 North Water Street Milwaukee, WI 53202-3590

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue

Timothy W. Sullivan	President & CEO Bucyrus International 6744 South Howell Avenue Oak Creek, WI 53154

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA 31914

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired ChairmanNorthwestern Mutual 777 E. Wisconsin Avenue Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2011

Name	Title

John E. Schlifske	Chairman and Chief Executive Officer
Sandra L. Botcher	Vice President (Enterprise Risk Assurance)
Michael G. Carter	Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
Jefferson V. DeAngelis	Senior Vice President (Public Markets)
Mark G. Doll	Executive Vice President & Chief Investment Officer
Christina H. Fiasca	Senior Vice President (Agency Services)
Timothy J. Gerend	Vice President (Compliance/Best Practices)
John M. Grogan	Senior Vice President (Financial Planning & Product Delivery)
Thomas C. Guay	Vice President (New Business)
Gary M. Hewitt	Vice President & Treasurer (Treasury & Investment Operations)
J. Chris Kelly	Vice President and Controller
Jean M. Maier	Executive Vice President (Enterprise Operations and Technology)
Raymond J. Manista	General Counsel & Secretary
Meridee J. Maynard	Senior Vice President (Product Distribution)
Gregory C. Oberland	Executive Vice President (Insurance and Investment Products)
Kathleen A. Oman	Vice President (Policyowner Services)
Gary A. Poliner	President & Chief Risk Officer
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Vice President & Chief Actuary
Marcia Rimai	Executive Vice President & Chief Administrative Officer
Calvin R. Schmidt	Vice President (Investment Product Operations)
Todd M. Schoon	Executive Vice President (Agencies)
David W. Simbro	Vice President (Life Product)
Paul J. Steffen	Vice President (Agencies)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2010

Employee	Title

Gregory A. Gurlik	Senior Actuary
Donald C. Kiefer	VP-Actuary
James Lodermeier	Senior Actuary
Robert G. Meilander	VP-Corporate Actuary
Ted A. Matchulat	Director Product Compliance
Jon K. Magalska	Senior Actuary
Arthur V. Panighetti	VP-Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Jennifer L. Brase	VP-Agency Development
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
David D. Kiecker	Regional VP-Field Supervision
Steven C. Mannebach	VP-Agency Development
Daniel J. O’Meara	VP-Agency Development
Charles J. Pendley	VP-Agency Development
Michael E. Pritzl	VP-Agency Development

Martha M. Kendler	Director-Annuity & Income Market
Jeffrey J. Niehaus	Director-Business Retirement Markets
David G. Stoeffel	VP-Annuity & Investment Products
Kellen A. Thiel	Director-Managed Products
Brian D. Wilson	Director-IPS Marketing & Sales
Robert J. Wright	Director-IPS Strategic Partnerships Product Support

Robert J. Johnson	Director-Compliance Oversight and Review
James M. Makowski	Asst. Director-Marketing Materials Compliance
Timothy Nelson	Director-Market Conduct

Jason T. Anderson	Asst. Director-Tax
Gwen C. Canady	Director-Corporate Reporting
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
David K. Nunley	VP-Tax
Stephen R. Stone	Director-Investment Accounting

Rick T. Zehner	VP-Special Projects

Laila V. Hick	Director-Field Supervision
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Alexander D. Schneble	Director-Field Distribution Policies & Administration

Robyn S. Cornelius	Director-Distribution Planning
Richard P. Snyder	Director-Field Compensation

Pency P. Byhardt	VP-Field Services & Support
Karla D. Hill	Asst. Director-CL&R Operations
Joanne M. Migliaccio	Director-Field Services & Support
Lisa A. Myklebust	Director-Network Office Operations
Matthew T. Sauer	Director-Field Technology

Employee	Title

Thomas R. Anderson	Director-Financial Security
Rebekah B. Barsch	Director-Retirement Markets
Barbara A. Bombaci	Director-Advanced Planning
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
William F. Grady, IV	Director-Advanced Planning
Debra L. Hagan	Director-Administration/Operations FSP
Laura J. Hauschild	Director-Retirement Markets
Patrick J. Horning	Director-Advanced Planning
Meg E. Jansky	Director-Financial Planning & Product Deliver
John E. Muth	Director-Advanced Planning
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
William H. Taylor	VP-Advanced Financial Security Planning
Stanford A. Wynn	Director-Advanced Planning

Don P. Gehrke	Director-ICS Investment Operations
David Harley	Director-IPS Operations
Patricia J. Hillmann	Director-Annuity Customer Service
Todd M. Jones	Director-IPS Finance
Kevin J. Konopa	Director-Business Systems Team
Sarah R. Schneider	Director-Annuity Operations
Jeffrey B. Williams	NMIS and WMC Chief Compliance Officer

Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
Gerald E. Fradin	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Kevin M. Gleason	Asst. General Counsel & Asst. Secretary
Gregory Johnson	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Richard E. Meyers	Asst. General Counsel & Asst. Secretary
Jennifer W. Murphy	Asst. General Counsel & Asst. Secretary
David K. Nelson	Asst. General Counsel & Asst. Secretary
Michelle Nelson	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Harvey W. Pogoriler	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Tammy M. Roou	VP & Insurance & Distribution Counsel
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation Counsel
Catherine L. Shaw	Asst. General Counsel & Asst. Secretary
David Silber	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary

Employee	Title

John W. Warren	Asst. General Counsel & Asst. Secretary
Catherine A. Wilbert	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Jason R. Handal	Director-Specialty Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	VP-Business Markets

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	Director-Policyowner Services
Diane P. Smith	Asst. Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director Policyowner Services

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
Donald Forecki	Director-Investment Operations, Asst. Secretary
Karen A. Molloy	Director-Banking & Cash Management, Asst. Treasurer
Michael S. Treptow	Director-Investment Performance Management

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director-Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP-Underwriting Standards

Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin   53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of March 31, 2011 are set forth on pages C-11 through C-14. In addition to the subsidiaries set forth on pages C-11 through C-14, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE[1] (as of March 31, 2011)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital Limited (2)	United Kingdom	100.00
Mason Street Advisors, LLC (2)	Delaware	100.00
Northwestern Investment Management Company, LLC (2)	Delaware	100.00
Northwestern Long Term Care Insurance Company (2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC (2)	Wisconsin	100.00
Northwestern Mutual Wealth Management Company (2)	United States	100.00
Frank Russell Company (3)	Washington	92.71

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture (2)	Wisconsin	100.00
1100 Arlington Heights Road, LLC (2)	Delaware	100.00
31 Ogden, LLC (2)	Delaware	100.00
3412 Exchange, LLC (2)	Delaware	100.00
AFE Brentwood Park, LLC (2)	Delaware	100.00
Amber, LLC (2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company (2)	Delaware	100.00
Arbor Oaks Ltd. (2)	Florida	100.00
Baraboo, Inc. (2)	Delaware	100.00
Bayridge, LLC (2)	Delaware	100.00
Bishop Square, LLC (2)	Delaware	100.00
Bradford, Inc. (2)	Delaware	100.00
Brendan International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Brookarbor Joint Venture(2)	Illinois	100.00
Burgundy, LLC (2)	Delaware	100.00
Chateau, LLC (2)	Delaware	100.00
Coral, Inc. (2)	Delaware	100.00
Cortona Holdings, LLC (2)	Delaware	100.00
Fairfield Potomac Club LLC (2)	Delaware	100.00
Fairfield West Deer Park LLC (2)	Delaware	100.00
Foxkirk, LLC (2)	Delaware	100.00
Group Liquidation Corp. (2)	New Mexico	100.00
Hazel, Inc. (2)	Delaware	100.00
Higgins, Inc. (2)	Delaware	100.00
Highbrook International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Hobby, Inc. (2)	Delaware	100.00
Hollenberg 1, Inc. (2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC (2)	Delaware	100.00
Juleen, LLC (2)	Delaware	100.00
Justin International FSC, Inc. (2)	U.S. Virgin Islands	100.00
JYD Assets LLC (2)	Delaware	100.00
Klode, Inc. (2)	Delaware	100.00

Kristiana International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Lake Bluff, Inc. (2)	Delaware	100.00
Logan, Inc. (2)	Delaware	100.00
Lydell, Inc. (2)	Delaware	100.00
Maroon, Inc. (2)	Delaware	100.00
Mason & Marshall, Inc. (2)	Delaware	100.00
Millbrook Apartments Associates L.L.C. (2)	Virginia	100.00
Mitchell, Inc. (2)	Delaware	100.00
Model Portfolios, LLC (2)	Delaware	100.00
N.M. Albuquerque, Inc. (2)	New Mexico	100.00
New Arcade, LLC (2)	Wisconsin	100.00
New Street Joint Venture (2)	Illinois	100.00
Nicolet, Inc. (2)	Delaware	100.00
NM BSA, LLC (2)	Delaware	100.00
NM Cancer Center GP, LLC (2)	Delaware	100.00
NM DFW Lewisville, LLC (2)	Delaware	100.00
NM F/X, LLC (2)	Delaware	100.00
NM GP Holdings, LLC (2)	Delaware	100.00
NM Harrisburg, Inc. (2)	Pennsylvania	100.00
NM Imperial, LLC (2)	Delaware	100.00
NM Investment Holdings, LLC (2)	Delaware	100.00
NM Lion, LLC (2)	Delaware	100.00
NM Majestic Holdings, LLC (2)	Delaware	100.00
NM Pebble Valley LLC (2)	Delaware	100.00
NM RE Funds, LLC (2)	Delaware	100.00
NM Regal, LLC (2)	Delaware	100.00
NM Twin Creeks GP, LLC (2)	Delaware	100.00
NML Clubs Associated, Inc. (2)	Wisconsin	100.00
NML Development Corporation (2)	Delaware	100.00
NML Real Estate Holdings, LLC (2)	Wisconsin	100.00
NML Securities Holdings, LLC (2)	Wisconsin	100.00
NML-CBO, LLC (2)	Delaware	100.00
NMRM Holdings, LLC (2)	Delaware	100.00
North Van Buren, Inc. (2)	Delaware	100.00
Northwestern Ellis Company (2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC (2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC (2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP (2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc. (4)	Maryland	100.00
NS Lafayette PA Limited Partnership (2)	Delaware	100.00
NS Lafayette, LLC (2)	Delaware	100.00
NW Pipeline, Inc. (2)	Texas	100.00
Olive, Inc. (2)	Delaware	100.00
Osprey Links, LLC (2)	Delaware	100.00
Park Ridge Corporate Center, LLC (2)	Delaware	100.00
Piedmont Center, 1-4 LLC (2)	Delaware	100.00
Piedmont Center, 15 LLC (2)	Delaware	100.00

RE Corp. (2)	Delaware	100.00
Regina International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Russet, Inc. (2)	Delaware	100.00
Scotty, LLC (2)	Delaware	100.00
Solar Resources, Inc. (2)	Wisconsin	100.00
Stadium and Arena Management, Inc. (2)	Delaware	100.00
Travers International Sales, Inc. (2)	U.S. Virgin Islands	100.00
Tupelo, Inc. (2)	Delaware	100.00
Two Con Holdings, LLC (2)	Delaware	100.00
Two Con SPE, LLC (2)	Delaware	100.00
Two Con, LLC (2)	Delaware	100.00
Villas of St. Johns L.L.C. (2)	Florida	100.00
Walden OC, LLC (2)	Delaware	100.00
Warren Corporate Center, LLC (2)	Delaware	100.00
West Huron Joint Venture (2)	Washington	100.00
White Oaks, Inc. (2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC (2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2010, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Commodities Return Strategy Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “ Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2011, the directors and officers of NMIS are as follows:

Name	Position

Jason T. Anderson	Assistant Treasurer
Mark S. Bishop	Regional Vice President, Field Supervision
Pency Byhardt	Vice President, Field Services and Support
Michael G. Carter	Director
Somayajulu V. Durvasula	Regional Vice President, Field Supervision
Susan M. Emmer	Field Education Manager
Michael S. Ertz	Vice President, Field Vertical Growth
Christina H. Fiasca	Senior Vice President, Agency Services

Anne A. Frigo	Director, Insurance Products Compliance
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Compliance/Best Practices
Mark J. Gmach	Regional Vice President, Field Supervision
David A. Granger	Assistant Director, Human Resources
Mark A. Gregory	Assistant Director, NMIS Compliance
John M. Grogan	Director, Senior Vice President, Financial Planning and Product Delivery
Thomas C. Guay	Vice President, Variable Underwriting & Issue
Jason R. Handal	Director, Specialty Markets
David P. Harley	Director, Retail Investment Operations
Laila V. Hick	Director, Field Supervision Standards
Karla D. Hill	Assistant Director, Contract, License and Registration Operations
Patricia J. Hillman	Director, Annuity Customer Services
Dean M. Hopp	Assistant Director, IPS Product Lines and Municipal Funds Securities Limited Principal
Diane B. Horn	NMIS Anti-Money Laundering Compliance Officer
Robert J. Johnson	Director, Compliance/Best Practices
Todd M. Jones	Treasurer, Financial and Operations Principal
David D. Kiecker	Regional Vice President, Field Supervision
Sharen L. King	Director, Practice Management & Field Training
Steven J. LaFore	Assistant Secretary
Dwight Larkin	Assistant Director- Retail Investment Services & Registered Options and Securities Futures Principal, Municipal Securities Principal, MSRB Primary Contact
Todd L. Laszewski	Director, Life Product Development
Arleen J. Llewellyn	Director, IPS Business Integration
Jean M. Maier	Senior Vice President, Insurance Operations
James M. Makowski	Assistant Director, Marketing Materials Compliance
Steven C. Mannebach	Vice President, Agency Development
Mac McAuliffe	National Sales Director
Mark E. McNulty	Assistant Director, Compliance Assurance
Joanne M. Migliaccio	Director, Contract, License and Registration
Michael J. Mihm	Director, IPS Business Development
Benjamin N. Moen	Regional Vice President, Sales
Jennifer W. Murphy	Secretary
Timothy D. Nelson	Director, Compliance/Best Practices
Jeffrey J. Niehaus	Director, Business Markets
Jennifer O’Leary	Assistant Treasurer
Kathleen A. Oman	Vice President, Variable Life Servicing
Michael J. Patkunas	Regional Vice President, Sales
John J. Piazza	Regional Vice President, Sales
Georganne K. Prom	New Business Variable Life Compliance Coordinator
Daniel A. Riedl	Senior Vice President and Chief Operating Officer
Marcia Rimai	Director
Robin E. Rogers	Assistant Director, Contract, License & Registration
Russell R. Romberger	Regional Vice President, Sales
Jeffrey P. Schloemer	Assistant Director, Compliance Oversight & Review
Calvin R. Schmidt	Director, President and CEO
Alexander D. Schneble	Director, NMIS Administration
Sarah R. Schneider	Director, Annuity Operations
Todd M. Schoon	Director, Executive Vice President, Agencies
David W. Simbro	Vice President, Life Product
Todd W. Smasal	Director, Human Resources
Richard P. Snyder	Director, Compensation Services
Michael C. Soyka	Regional Vice President, Sales
Paul J. Steffen	Vice President, Agencies
Steven H. Steidinger	Director, Variable Life Products
Carol A. Stilwell	POS Variable Life Compliance Coordinator

David G. Stoeffel	Vice President, Annuity and Investment Products
Christine L. Szafranksi	Assistant Director, Market Conduct
William H. Taylor	Vice President, Advanced Financial Security Planning
Kellen A. Thiel	Director, Personal Investment Markets
Gwendolyn K. Weithaus	Assistant Director, NMIS Compliance
Alan M. Werth	Third Party Sales Consultant
Jeffrey B. Williams	Vice President and Chief Compliance Officer, NMIS Compliance, FINRA Executive Representative
Brian D. Wilson	Director, Marketing and Sales
Robert J. Wright	Director, Strategic Partnerships and Product Support

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $22,325,029 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 21st day of April, 2011.

NORTHWESTERN MUTUAL VARIABLE LIFE
ACCOUNT (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 21st day of April, 2011.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ Facundo L. Bacardi*	Trustee
Facundo L. Bacardi

/s/ John N. Balbonic*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ David A. Erne*	Trustee
David A. Erne

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ Gary A. Poliner*	Trustee
Gary A. Poliner

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ H. Mason Sizemore, Jr.*	Trustee
H. Mason Sizemore, Jr.

/s/ Peter M. Sommerhauser*	Trustee
Peter M. Sommerhauser

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed herewith.

Each of the signatures is affixed as of April 21, 2011

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 20 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(j)(c)	Power of Attorney	Filed herewith
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 20, 2011	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 20, 2011	Filed herewith
(q)	Memorandum describing Issuance, Transfer and Redemption Procedures for Variable Life Insurance Contracts Pursuant to Rule 6e-2(b)(12)(ii)	Filed herewith